                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_] Preliminary Proxy Statement      [_] Confidential, for Use of the Commission
                                         Only (as Permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[_] Definitive Additional Materials

[_] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12



                          NOTIFY TECHNOLOGY CORPORATION
              ----------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



                           --Enter Company Name Here--
     -----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)



Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1)  Title of each class of securities to which transaction applies:

         (2)  Aggregate number of securities to which transaction applies:

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         (4)  Proposed maximum aggregate value of transaction:

         (5)  Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)  Amount Previously Paid:

         (2)  Form, Schedule or Registration Statement No.:

         (3)  Filing Party:

         (4)  Date Filed:

Notes:

                         NOTIFY TECHNOLOGY CORPORATION

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD JUNE 29, 2001

TO THE SHAREHOLDERS OF NOTIFY TECHNOLOGY CORPORATION:

   NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Special Meeting") of NOTIFY TECHNOLOGY CORPORATION, a California corporation (the "Company"), will be held at 9:00 a.m., local time, on Friday, June 29, 2001 at the Cupertino Inn, 10889 North De Anza Blvd., Cupertino, California 95014, for the following purposes:

  1. To approve the proposed private placement of up to 60 units (each unit consisting of 10,000 shares of the Company's Series A Convertible Redeemable Preferred Stock and warrants to purchase the Company's Common Stock), the issuance of warrants to purchase Series A Convertible Redeemable Preferred Stock and Common Stock to the placement agent and to ratify the issuance of a warrant to an affiliate of the placement agent to purchase up to 118,151 shares of the Company's Common Stock.

  2. To approve and ratify the Company's March 1999 private placement of 850,000 shares of the Company's Common Stock and warrants to purchase a total of 1,344,444 shares of the Company's Common Stock.

  3. To approve and ratify the Company's November 2000 private placement of 376,865 shares of the Company's Common Stock and warrants to purchase an aggregate of 188,424 shares of the Company's Common Stock, including the sale of Common Stock and issuance of warrants to purchase Common Stock to Andrew Plevin, a director of the Company.

  4. To approve an amendment to the Company's Articles of Incorporation to increase the authorized number of shares of Common Stock of the Company from 20,000,000 to 30,000,000 shares.

  5. To amend the Company's 1997 Stock Plan to increase the number of shares available for grant by 1,200,000 shares, and increase the number of shares of Common Stock that can be issued to current service providers each year from 150,000 shares to 600,000 shares.

  6. To transact such other business as may come properly before the meeting or any postponements or adjournments thereof.

   The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. Only shareholders of record at the close of business on May 18, 2001 are entitled to notice of and to vote at the Special Meeting.

   All shareholders are cordially invited to attend the Special Meeting in person; however, to ensure your representation at the meeting you are urged to mark, sign, date, and return the enclosed proxy card as promptly as possible in the postage prepaid envelope enclosed for that purpose. YOU MAY REVOKE YOUR PROXY IN THE MANNER DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AT ANY TIME BEFORE IT HAS BEEN VOTED AT THE SPECIAL MEETING. ANY SHAREHOLDER ATTENDING THE SPECIAL MEETING MAY VOTE IN PERSON EVEN IF HE OR SHE HAS RETURNED A PROXY.

                                          By Order of the Board of Directors,

                                          Gerald W. Rice
                                          Secretary

San Jose, California

June 14, 2001

                         NOTIFY TECHNOLOGY CORPORATION

              PROXY STATEMENT FOR SPECIAL MEETING OF SHAREHOLDERS

                               ----------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

General

   The enclosed proxy is solicited on behalf of NOTIFY TECHNOLOGY CORPORATION, a California corporation (the "Company" or "Notify"), for use at a Special Meeting of Shareholders (the "Special Meeting") to be held on Friday, June 29, 2001 at 8:00 a.m., local time, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Special Meeting of Shareholders. The Special Meeting will be held at the Cupertino Inn, 10889 North De Anza Blvd., Cupertino, California 95014. The Company's principal offices are located at 1054 S. De Anza Boulevard, Suite 105, San Jose, California 95129. The telephone number at that address is (408) 777-7920.

   When proxies are properly dated, executed and returned, the shares they represent will be voted at the Special Meeting in accordance with the instructions of the shareholder. If no specific instructions are given, the shares will be voted "FOR" (i) the approval of the proposed private placement of up to 60 units (each unit consisting of 10,000 shares of the Company's Series A Convertible Redeemable Preferred Stock and warrants to purchase the Company's Common Stock), as well as the ratification of the issuance of a warrant to an affiliate of the placement agent to purchase 118,151 shares of the Company's Common Stock; (ii) the approval and ratification of the Company's March 1999 private placement of 850,000 shares of the Company's Common Stock and warrants to purchase a total of 1,344,444 shares of the Company's Common Stock; (iii) the approval and ratification of the Company's November 2000 private placement of 376,865 shares of the Company's Common Stock and warrants to purchase an aggregate of 188,424 shares of the Company's Common Stock, including the sale of Common Stock and issuance of warrants to purchase Common Stock to Andrew Plevin, a director of the Company; (iv) an amendment to the Company's Articles of Incorporation to increase in the authorized number of shares of Common Stock of the Company from 20,000,000 shares to 30,000,000 shares; (v) the amendment of the Company's 1997 Stock Plan to increase the number of shares available for grant by 1,200,000 shares, increase the number of shares of Common Stock that can be issued to current service providers each year from 150,000 shares to 600,000 shares; and (vi) at the discretion of the proxy holders upon such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

   These proxy solicitation materials were first mailed on or about June 14, 2001, to all shareholders entitled to vote at the meeting.

Purpose

   The Board of Directors of the Company has called the Special Meeting in order to seek shareholder approval of variety proposals which the Board believes are essential for the continuing viability of the Company.

   At it current operating levels, the Company does not have sufficient funds to remain in operation through the end of its current fiscal year. Though the Company has and will continue to take actions to cut expense and limit operating losses, the Board believes the Company must raise additional funds in order to be able to pursue its business objectives and remain in operation. In addition, the Company must raise additional funds in order for its shares and warrants to meet the requirements for continued listing on the Nasdaq Small Cap Market.

   In the current market environment, it is very difficult for a company such as Notify to raise additional capital. After exploration and discussion of a variety of strategic and capital raising options, the Board has approved a private placement of units consisting of preferred stock and warrants to purchase common stock.

Because of the size and pricing of the private placement, Nasdaq rules require that it be approved by the shareholders of the Company. The terms of the proposed private placement are described in Proposal One.

   In addition, the Company is seeking shareholder approval and ratification of two prior private placements effected by the Company. The Company effected these private placements in order to raise necessary capital and believes that the terms of the private placements were reasonable under the circumstances. The staff of Nasdaq has informed the Company that it believes that because of their terms, these private placements should have been approved by the Company's shareholders. While the Company does not necessarily concur with Nasdaq's determination, it has agreed to seek shareholder approval and ratification of the private placements in order to allow its shares and warrants to continue to be listed on Nasdaq SmallCap Market. The terms of these private placements are more fully described in Proposals Two and Three.

   In conjunction with seeking shareholder approval of the foregoing proposals, the Company is also seeking shareholder approval of an increase in the size of its stock option pool which will allow it to grant additional options to its executive officers. The Board of Directors believes that these proposals will provide important incentives to the Company's officers and help ensure that the interests of the Company's officers are aligned with its shareholders

Record Date and Voting Securities

   Shareholders of record at the close of business on May 18, 2001 (the "Record Date") are entitled to notice of and to vote at the Special Meeting. At the Record Date, 5,267,674 shares of the Company's Common Stock, $.001 par value, were issued and outstanding and no shares of the Company's preferred stock were issued and outstanding.

Revocability of Proxies

   Any proxy given pursuant to the solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with the Secretary of the Company at or before the taking of the vote at the Special Meeting a written notice of revocation bearing a later date than the proxy, (ii) duly executing a later dated proxy relating to the same shares and delivering it to the Secretary of the Company at or before the taking of the vote at the Special Meeting, or (iii) attending the Special Meeting and voting in person (although attendance at the Special Meeting will not in and of itself constitute a revocation of a proxy). Any written notice of revocation or subsequent proxy should be delivered to the principal executive offices of the Company at Notify Technology Corporation, 1054 S. De Anza Boulevard, Suite 105, San Jose, California 95129, Attention: Secretary, or hand-delivered to the Secretary of the Company at or before the taking of the vote at the Special Meeting.

Voting and Solicitation

   On all matters, each share has one vote.

   The cost of soliciting proxies will be borne by the Company. The Company expects to retain a proxy solicitation firm to assist in its solicitation of proxies from brokers, nominees, institutions, and individuals, and estimates that such service will cost not more than $7,500. Arrangements will also be made with custodians, nominees, and fiduciaries for forwarding of proxy solicitation materials to beneficial owners of shares held of record by such custodians, nominees, and fiduciaries. The Company will reimburse such custodians, nominees, and fiduciaries for reasonable expenses incurred in connection therewith. In addition, proxies may be solicited by directors, officers, and employees of the Company in person or by telephone, telegram or other means of communication. No additional compensation will be paid for such services.

Shareholder Approval Requirements

   The required quorum for the Company's transaction of business at the Special Meeting is a majority of the shares of Common Stock issued and outstanding on the Record Date. Shares that are voted "FOR",

"AGAINST" or "ABSTAIN" on a matter, as well as broker non-votes, are treated as being present at the meeting for purposes of establishing a quorum.

   The Company is seeking shareholder approval of Proposals One, Two and Three in order to comply with various NASD Marketplace Rules for the continued listing of companies. The NASD Marketplace Rules state that once a quorum exists, the requirement for shareholder approval of a proposal is that the proposal receives a majority of the total votes cast on the proposal in person or by proxy. Accordingly, abstentions and broker non-votes will have no effect on the determination of whether shareholders have approved Proposals One, Two and Three.

   Proposal Four amends the Company's Restated Articles of Incorporation to increase the number of authorized shares of the Company's Common Stock from 20,000,000 to 30,000,000 shares. California law requires that such an amendment be approved by the affirmative vote of a majority of the outstanding shares of the Company. Therefore, abstentions and broker non-votes will have the same effect as a vote against Proposal Four.

   Proposal Five amends the Company's 1997 Stock Plan to increase the number of shares available for grant thereunder and increases the size of the largest allowable grant each year under the plan. Under California law, this Proposal requires the affirmative vote a majority of the shares present and entitled to vote at the Special Meeting, provided such affirmative votes constitute at least a majority of the required quorum. While there is no definitive statutory or case law authority in California as to the proper treatment of abstentions, the Company believes that abstentions should be counted for the purposes of determining the total number of votes cast with respect to a proposal. In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Therefore they will have the same effect as a vote against Proposal Five. Broker non-votes will be treated as "represented but not voting" with respect to this proposal.

   Certain interested shareholders will be abstaining from voting on proposals in which they have a direct interest. David A. Brewer, a director of the Company, will be abstaining from voting on Proposal Two and Andrew Plevin, a director of the Company, will be abstaining from voting on Proposal Three.

   An automated system administered by the Company's transfer agent will be used to tabulate proxies. Tabulated proxies will be transmitted to a representative of the Company's transfer agent who will serve as inspector of elections.

   Certain shareholders of the Company, including its officers and directors, who beneficially own in the aggregate approximately 40% of the Company's outstanding Common Stock have entered into a Voting Agreement in connection with the 2001 Private Placement pursuant to which they have agreed to vote their shares in favor of Proposals One, Two, Three and Four of this proxy statement.

Deadlines for Submission of Shareholder Proposals for 2002 Annual Meeting

   Shareholders of the Company are entitled to present proposals for consideration at forthcoming shareholder meetings provided that they comply with the proxy rules promulgated by the Securities and Exchange Commission and the Bylaws of the Company. Shareholders wishing to present a proposal at the Company's 2002 Annual Shareholder Meeting must submit such proposal to the Company by October 9, 2001 if they wish for it to be eligible for inclusion in the proxy statement and form of proxy relating to that meeting. In addition, under the Company's Bylaws, a shareholder wishing to make a proposal at the 2002 Annual Shareholder Meeting must submit such a proposal to the Company prior to December 23, 2001.

                                 PROPOSAL NO. 1

      APPROVAL OF PROPOSED 2001 PRIVATE PLACEMENT AND RELATED TRANSACTIONS

   The Company is soliciting shareholder approval of a proposed private placement (the "2001 Private Placement") by a placement agent (the "Placement Agent") of up to 60 units (the "Units"). In connection with the 2001 Private Placement, the Company is also soliciting shareholder ratification of the issuance of a warrant to an affiliate of the placement agent to purchase 118,151 shares of the Company's Common Stock.

Overview of 2001 Private Placement

   The Company proposes to sell between 50 and 60 Units for a purchase price of $100,000 per Unit. Each Unit consists of (i) 10,000 shares of the Company's Series A Convertible Redeemable Preferred Stock (each a "Preferred Share" and collectively the "Preferred Shares") and a warrant to purchase that number of shares of the Company's Common Stock equal to 25% of the shares of Common Stock initially issuable upon conversion of the Preferred Shares (the "Warrants") (each holder of Preferred Shares, Conversion Shares (as defined below), Warrants, Warrant Shares (as defined below), Placement Agent Warrants (as defined below) and the shares issuable upon exercise of the Placement Agent Warrants is hereinafter referred to as a "2001 Investor"). The rights and privileges of the Preferred Shares are defined in the Certificate of Determination attached hereto as Appendix A.

Description of the Preferred Shares

 Conversion Rights, Price and Automatic Conversion

   Each Preferred Share is convertible at any time, and from time to time into that the number of shares of Common Stock equal to the quotient of (i) $10 divided by (ii) the Conversion Price. The "Conversion Price" is equal to the lower of (i) $1.46 or (ii) the average closing bid of the Company's Common Stock for the five (5) trading days immediately prior to the initial closing (the "Initial Closing"), subject to anti-dilution adjustments and adjustment as set forth below. The shares issued upon such conversion are hereinafter referred to as the "Conversion Shares."

   The Preferred Shares automatically convert into Conversion Shares at the Conversion Price either (A) upon the closing of a secondary public offering of Common Stock raising gross proceeds in excess of $25,000,000, at a per share price no less than two times the initial Conversion Price or (B) at such time as the closing bid price for the Company's Common Stock has equaled or exceeded two times the initial Conversion Price for a period of 20 consecutive trading days, provided that (i) the Common Stock is trading on a national securities exchange or the Nasdaq SmallCap or National Market System, and (ii) the Conversion Shares are fully registered for resale pursuant to an effective registration statement and are not subject to any lock-up provisions.

 Stated Value and Liquidation Preference

   Each Preferred Share has a stated value of $10.00 per share (the "Stated Value") and is entitled to receive upon liquidation of the Company in preference to holders of the Company's Common Stock an amount equal to $12.00 per share (the "Liquidation Preference"). After receiving the Liquidation Preference, each Preferred Share will share pro-rata, on an as converted basis, with all other holders of the Company's securities entitled to participate in the distribution of the Company's assets. A merger or consolidation of the Company, where existing shareholders do not retain more than 50% of the voting power or interest, a sale of all or substantially all of the Company's assets or an acquisition of 50% or more of the voting power or interest in the Company by a single person or Section 13D group is deemed to be a "liquidation," provided that such a merger, sale or acquisition of voting power is approved by the Company's Board of Directors. In the event of a merger, sale or acquisition approved by the Company's Board of Directors, the Liquidation Preference will be paid in the same form of consideration as received by the other shareholders of the Company in the transaction.

   If the Company has insufficient assets to permit payment of the Liquidation Preference in full to all holders of Preferred Shares, then the assets of the Company would be distributed pro-rata to the holders of the Preferred Shares in proportion to the Liquidation Preference each such holder would otherwise be entitled to receive.

 Make-Whole Provision/Redemption of Preferred Shares

   The holders of the Preferred Shares have the right to require the Company to redeem any unconverted Preferred Shares, in whole or in part, at any time and from time to time between the second anniversary of the Initial Closing and five (5) days after the third anniversary of the Initial Closing. The redemption price is the Stated Value plus any accrued dividends (the "Redemption Price"). Subject to certain limitations set forth below, the Company has the option to pay the Redemption Price in cash or in shares of its Common Stock.

   Should the Company choose to pay the Redemption Price in shares of its Common Stock, each holder of Preferred Shares requesting redemption will receive that number of shares of Common Stock equal to the quotient of (x) the aggregate Redemption Price owed to him divided by (y) the "Redemption Conversion Price" which is the greater of (i) the average closing bid price for a defined period of 20 trading days and (ii) $1.00 per share. The Company may pay the Redemption Price in shares of its Common Stock, only if the shares are "Freely Tradeable" meaning that they are both (i) registered for resale under the 1933 Act pursuant to an effective registration statement or may be sold without any volume or similar restriction and/or limitation under Rule 144 pursuant to Rule 144(K) of the 1933 Act and (ii) not subject to any lock-up. If the shares are not Freely Tradeable, the Redemption Conversion Price will automatically be reduced by five (5%) percent and the Redemption Price increased by five (5%) percent for each thirty (30) day period (or portion thereof) during which the Company is unable to deliver Freely Tradeable shares.

   On the third anniversary of the Initial Closing, and up to five days following it, the Company has the right to redeem all (but not less than all), of the Preferred Shares outstanding on the same terms as described above.

 Anti-Dilution Adjustments

   If at any time after the first issuance of Preferred Shares, the Company issues or sells or is deemed to have issued or sold any shares of Common Stock, preferred stock, options, warrants or convertible securities, other than certain categories of stock specifically exempted in the Company's Certificate of Determination (the "Additional Securities"), at a purchase price, conversion price or exercise price per share less than the then fair market value of such security but above the Conversion Price, the Conversion Price will be reduced according to a broad-based weighted average anti-dilution formula.

   If at any time after the first issuance of Preferred Shares, the Company issues or sells, or is deemed to have issued or sold, any Additional Securities, at a purchase price, conversion price or exercise price per share less than both the then fair market value of such security (as defined in the Certificate of Determination) and the Conversion Price, then in each such case the then existing Conversion Price will be reduced such that it is equal to the lowest price at which any Additional Securities are issued.

   The Preferred Shares are also entitled to proportional anti-dilution protection for stock splits, stock dividends, mergers, etc.

 Voting Rights

   The holders of Preferred Shares are entitled to one vote per share of Common Stock issuable upon conversion of the Preferred Shares outstanding as of the record date for any such vote on all matters submitted to a vote of shareholders of the Company, and the holders of Preferred Shares vote as a single class with the holders of Common Stock on all matters, except as otherwise required under applicable law.

 Rank of Preferred Shares

   All shares of Common Stock are of junior rank to the Preferred Shares in all respects as to preferences regarding distributions and payments upon the liquidation, dissolution and winding up of the Company. The Company cannot create or authorize any other class or series of capital stock ranking pari passu and/or senior in any respect to the Preferred Shares or issue any indebtedness convertible into any equity security without the express written consent of holders owning no less than a majority of the outstanding Preferred Shares.

Description of the Warrants

   The Warrants are exercisable at any time and from time to time for seven years from the Initial Closing to purchase that number of shares of Common Stock (the "Warrant Shares") equal to 25% of the aggregate number of Conversion Shares initially issuable upon conversion of the Preferred Shares, at an initial exercise price equal to the Conversion Price (the "Exercise Price").

   Should the Company sell any Additional Securities at a purchase price, conversion price or exercise price per share less than the then fair market value of such security but above the Exercise Price, the Exercise Price will be reduced according to a broad-based weighted average anti-dilution adjustment. Further, the number of Warrant Shares for which each Warrant is exercisable would be proportionately increased.

   Should the Company sell any Additional Securities at a purchase price, conversion price or exercise price per share less than both the then fair market value of such security and the Exercise Price, the Exercise Price is reduced such that it is equal to the lowest price at which the Additional Securities were issued and number of Warrant Shares for which each Warrant is exercisable would be proportionately increased.

   The Company has the right to redeem the Warrants at a redemption price of $0.01 per Warrant if the closing bid price for the Company's Common Stock equals or exceeds three times the Exercise Price for a period of 20 consecutive trading days, provided the (i) the Company's Common Stock is trading on a national securities exchange or the Nasdaq SmallCap Market or National Market System, and (ii) the Warrant Shares issued upon exercise of the Warrants are fully registered for resale and not subject to any lock-up provisions.

   The terms of the Warrants may be amended, waived or modified by agreement of the Company, the Placement Agent and a committee to be designated by the Placement Agent whose members hold in the aggregate not less than twenty (20%) percent of the outstanding Warrants. No amendment, modification or waiver could decrease the number of Warrant Shares purchasable upon the exercise of any Warrants, or increase the Exercise Price of the Warrant Shares (other than as a result of the waiver or modification of any anti-dilution provisions) may be made without the consent of the holders of not less than fifty (50%) percent of the outstanding Warrants.

Registration Rights

   The Company will enter into a Registration Rights Agreement with each holder of the Units (the "RRA"). Under the terms of the RRA, the Company must file a registration statement covering the Conversion Shares, the Warrant Shares and all shares of Common Stock issuable upon exercise of the Placement Agent Warrants (as defined below) within three months after the Initial Closing, and must use its best efforts to cause the registration statement to become effective within three months after such filing. In the event that the registration statement is not effective within six months after the Initial Closing or the effectiveness and use thereof has been suspended, the number of shares of Common Stock issuable upon conversion of the Preferred Shares and upon exercise of the Warrants will increase by 5% for each 30 days, or portion thereof, until the time the registration statement is effective or the suspension ceased and a prospectus can be used.

   Further, under the terms of the RRA, the Company must use its "best efforts" to file all reports required by the applicable securities laws to allow the 2001 Investors to sell the Conversion Shares and Warrant Shares under Rule 144 of the Securities Act of 1933 ("Rule 144"). If the Company fails to, among other items, make the required filings such that use of Rule 144 by the 2001 Investors to sell their securities is limited, the Company would be in breach of the RRA. As partial relief and for damages to any 2001 Investor by reason of any delay or inability to sell the underlying shares of Common Stock as a result a breach, the Conversion Price of the Preferred Shares and the Exercise Price of the Warrants will be reduced by five (5%) percent and the number of shares of Common Stock issuable upon conversion of the Preferred Shares and upon exercise of the Warrants will increase by 5% for each thirty
(30) day period, or portion thereof, that the 2001 Investor is delayed from selling, or unable to sell his securities under Rule 144.

   The 2001 Investors would be unable to utilize the registration rights granted by the RRA if each 2001 Investor can sell all of the Conversion Shares and Warrant Shares held by it in the public market under Rule 144 in a three-month period. The 2001 Investors are also entitled to unlimited piggyback registration rights not to exceed 25% of any underwritten offering.

Conditions for Closing of 2001 Private Placement

   The closing of the 2001 Private Placement is subject to a number of conditions including but not limited to (i) Nasdaq determining that the Company's securities are entitled to remain listed on the Nasdaq SmallCap Market; (ii) the Company's shareholders approving and ratifying the 1999, 2000 and 2001 Private Placements (the "Shareholder Approval"); (iii) no material adverse change with respect to the Company's business, properties, financial condition or results of operations occurring prior to the closing; (iv) the Placement Agent for the 2001 Private Placement satisfactorily concluding its due diligence review of the Company; and (v) no material adverse change with respect to general political, financial, economic or market conditions occurring prior to the closing.

   The Company has agreed to use its best efforts to obtain the Shareholder Approval as soon as possible after May 15, 2001 but no later than July 14, 2001. These conditions to closing can be waived by the investors and the Placement Agent. The investors would not be obligated to close in the event the foregoing conditions were not satisfied or waived by July 14, 2001.

Affiliate Commitment Agreement and Warrant

   As a part of the 2001 Private Placement, an affiliate of the placement agent (the "Affiliate") has committed, subject to certain specified conditions, to purchase up to 21.5 Units ($2,150,000) at the Initial Closing, and has confirmed that at least 50 Units ($5,000,000) will have been subscribed for at the time of the Initial Closing (the "Affiliate Commitment"). In consideration for the Affiliate Commitment, the Company granted Affiliate a seven-year warrant (the "Affiliate Warrant") to purchase 118,151 shares of the Company's Common Stock at an exercise price per share of $1.46.

   The Company has also entered into a Registration Rights Agreement with Affiliate covering the shares of the Company's Common Stock issuable to Affiliate upon the exercise of the Affiliate Warrant. The rights granted to Affiliate under the Registration Rights Agreement are substantially similar to the registration rights granted to the 2001 Investors under the RRA.

Placement Agent Fees, Placement Agent Warrants and Board Representative

   Upon each closing of the 2001 Private Placement, the Placement Agent will receive the following fees: (i) 10% of the aggregate purchase price of the Units sold and (ii) seven (7) year warrants (the "Placement Agent Warrants") to purchase (a) 20% of the Preferred Shares included in the Units sold at a per share exercise price equal to the Conversion Price and (b) 20% of the aggregate number of shares of the Company's Common Stock issuable upon exercise of the Warrants included in the Units sold at a per share exercise price equal to the Exercise Price. The Placement Agent will also receive full reimbursement of its accountable expenses in connection with the 2001 Private Placement, up to $50,000, as well as reimbursement of sixty percent (60%) of the total expenses in excess of $50,000.

   If at any time within one year from the later of (i) the date the Company has sold 60 Units or (ii) July 14, 2001, the Company obtains any financing (a "Subsequent Financing") from any person or entity introduced to the Company by the Placement Agent (x) the Company will (i) pay to the Placement Agent the 10% of the gross proceeds of the Subsequent Financing, and (ii) issue to the Placement Agent warrants to purchase 20% of the securities issued to investors at an exercise price equal to the lowest price paid by investors in the Subsequent Financing and (y) the Placement Agent would be entitled to invest up to $2,000,000 in the Company under the same terms and conditions as in any such Subsequent Financing.

   In connection with the 2001 Private Placement, the Company has agreed to expand its Board of Directors from five members to six members. The Placement Agent will be entitled to appoint one representative to the Board of Directors provided that such representative must be reasonably acceptable to the Company. In addition, the Placement Agent will be entitled to have one observer receive notice of and attend all board meetings. The Placement Agent's right to designate a board member and an observer seat on the board terminate when less than 100,000 Preferred Shares are outstanding.

Impact of 2001 Private Placement on Outstanding Securities

   The Company has 2,025,000 publicly traded Class A Warrants outstanding. Each Class A Warrant entitles the holder to purchase one share of the Company's Common Stock at an exercise price of $6.50 per share. The Class A Warrants contain anti-dilution provisions which will be triggered if the Conversion Price of the Preferred Shares is lower than the average closing bid price of the Common Stock, for thirty (30) consecutive business days ending on the date of the Initial Closing (the "30-Day Average"). These anti-dilution provisions of the Class A Warrants effectively provide that should the Conversion Price of the Preferred Shares be lower than the 30-Day Average (i) the exercise price of the Class A Warrants will be reduced according to a narrow-based weighted average anti-dilution adjustment and (ii) the number of shares of Common Stock for which each Class A Warrant would be exercisable (currently one) will proportionately increase.

   Assuming the Conversion Price of the Preferred Shares and the Exercise Price of the 2001 Warrants is $1.46 and that such Conversion Price is lower than a hypothetical 30-Day Average of $1.83, the exercise price of each Class A Warrant would decrease from $6.50 to $5.78. Further, each warrant would be exercisable for 1.12 shares of Common Stock rather than one share of Common Stock (the Company may adjust the number of warrants outstanding such that each warrant represents the right to purchase one share of Common Stock). This would result in the number of shares of Common Stock issuable upon exercise of all outstanding Class A Warrants to increase from 2,025,000 to 2,275,684.

   There can be no assurance that the Conversion Price of the Preferred Shares will be equal to or higher than the 30-Day Average. In addition, the exercise price of each Class A Warrant would be reduced more drastically than in the example above should the difference between Conversion Price of the Preferred Shares and the 30-Day Average be greater than that set forth above. Further, the number of shares issuable upon exercise of each Class A Warrant would also be greater than the example above should the difference between Conversion Price of the Preferred Shares and the 30-Day Average be greater than that set forth above.

   The 2001 Private Placement will also trigger the anti-dilution provisions of the 1999 and 2000 Private Placements. Please see the sections entitled "Anti-Dilution Adjustment Provisions" under Proposals Two and Three below.

Reasons for 2001 Private Placement and Use of Proceeds

   As described in the "Purpose" section to this Proxy Statement, the Company must raise additional funds in order for its securities to remain eligible for inclusion on the SmallCap Market and in order for it to pursue its business objectives and remain in operation. As discussed above, under the terms of the 2001 Private Placement, the Conversion Price of the Preferred Shares and the Exercise Price of the Warrants may not be greater than the lower of (i) $1.46 or (ii) the average closing bid for the five (5) trading days immediately prior to the Initial Closing. Therefore, the Conversion Price of the Preferred Shares and the Exercise Price of the Warrants may be below the then-current market price of the Company's securities on the day of the closing of the 2001 Private Placement. Though this structure may result in additional dilution to the Company's shareholders, the Company believes that it is necessary in order to complete the transaction.

   The Company expects to use the net proceeds from the 2001 Private Placement for working capital and other general corporate purposes. In addition, the Company may use a portion of the net proceeds to acquire complementary products, technologies or businesses. However, the Company has no commitments or agreements for any acquisitions. Pending the uses described above, the Company intends to invest the net proceeds in interest-bearing, investment-grade securities.

   The Company expects that the net proceeds from the 2001 Private Placement together with its already available cash and cash equivalents and cash flow from operations, will be adequate to meet its currently anticipated cash needs for working capital and capital expenditures for at least the next twelve (12) months. If these estimates prove incorrect, the Company may require additional equity or debt financing to address its working capital or capital equipment needs and it may need to reduce its operating costs. There can be no assurance that additional funding will be available when required or that it will be available on terms acceptable to the Company, and if it is unable to obtain needed financing, its business would be materially adversely affected.

Consequences of Non-Approval

   In the event that the shareholders do not approve this Proposal One (as well as Proposals Two and Three), the Company will be unable to complete the 2001 Private Placement and will be forced to seek financing on terms which may be substantially less favorable to the Company and its shareholders.

Vote Required

   Assuming a quorum exists at the Special Meeting, the vote required to approve Proposal One will be a majority of the total votes cast on Proposal One, either in person or by proxy.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE PROPOSED 2001 PRIVATE PLACEMENT, THE PLACEMENT AGENT WARRANTS AND THE RATIFICATION OF THE AFFILIATE WARRANT.

                                 PROPOSAL NO. 2

              RATIFICATION AND APPROVAL OF 1999 PRIVATE PLACEMENT

   The Company is soliciting shareholder ratification and approval of the Company's March 1999 private placement (the "1999 Private Placement") of 850,000 shares of the Company's Common Stock and warrants to purchase an aggregate of 1,344,444 shares of the Company's Common Stock pursuant to a Securities Purchase Agreement between the Company and David A. Brewer ("Brewer"), a director of the Company, dated March 4, 1999, as amended (the "1999 SPA").

Overview of 1999 Private Placement

   In the 1999 Private Placement, the Company issued and sold to Brewer, 850,000 shares of its Common Stock (the "1999 Common Shares") at a price per share of $3.60 and five warrants to purchase an aggregate of 1,344,444 shares of the Company's Common Stock (the "1999 Warrants"). The first four warrants (the "Accelerated Termination Warrants") were each exercisable for 155,800 shares of the Company's Common Stock at an exercise price of $3.60. Each of the Accelerated Termination Warrants initially expired on the earlier of
(a) September 3, 2000, (b) the sale or merger of the Company or (d) an "Accelerated Termination Event." The Accelerated Termination Event for each of the Accelerated Termination Warrants was a different business milestone. Brewer has exercised three of the Accelerated Termination Warrants and one has expired. On the date of the signing of the 1999 SPA, the closing price of the Company's Common Stock on the Nasdaq SmallCap Market was $4.0625.

   The fifth warrant sold to Brewer in connection with the 1999 Private Placement entitles Brewer to purchase 721,244 shares of the Company's Common Stock for an exercise price of $3.60. The exercise price of the warrant was adjusted upon the closing of the 2000 Private Placement (as defined below) to $3.25. The exercise price of the warrant will be adjusted upon the closing of the 2001 Private Placement to the Conversion Price at the time of the Initial Closing. The warrant terminates on the earlier of (a) March 3, 2003 or (b) the sale or merger of the Company.

Anti-Dilution Adjustment Provision

   The 1999 SPA provides that the Company shall issue Brewer a new warrant should it issue equity securities (including the issuance of convertible securities or warrants but excluding employee stock options or the issuance of shares upon the exercise of currently outstanding options or warrants) in a financing at a price per share less than $3.60 (or in the case of convertible securities or warrants with an exercise or conversion price less than $3.60) (the "Issuance Price"). The anti-dilution warrant would have an exercise price of $0.01, a term of three years and would be exercisable for that number of shares of the Company's Common Stock equal to (($3.60/I)-1) times, where I equals the Issuance Price and T equals the total number of shares of 1999 Common Shares purchased by Brewer pursuant to the 1999 SPA. Furthermore, the exercise price of the outstanding 1999 Warrants would be reduced to the price per share at which the equity securities are sold in a financing.

   For the purpose of the 1999 SPA, a financing is an offering or series of related offerings of securities by the Company for purpose of raising capital in an amount of $250,000 or more. A financing does not include certain issuances of the Company's Common Stock including (i) the issuance or sale of stock options to employees, directors or consultants, approved by the Board of Directors, (ii) the issuance or sale of securities to leasing entities or financial institutions in transactions approved by the Board of Directors, (iv) stock splits, stock dividends or recapitalizations by the Company, (v) the issuance of securities in connection with the acquisition of another corporation by the Company, or (vi) joint ventures or strategic or marketing alliances with other companies.

   Brewer's right to receive such anti-dilution warrants terminates upon the earlier of (i) March 3, 2002 or (ii) the Company's calling its outstanding public Class A Warrants as provided by the terms of such warrants. In connection with the 2001 Private Placement, Brewer has agreed to waive his right to receive such an anti-dilution warrant, however, the exercise price of the outstanding warrant owned by Brewer will be adjusted to the Conversion Price of the Preferred Shares issued in the 2001 Private Placement.

Registration and Other Rights

   As part of the 1999 Private Placement, the Company entered into an Investor Rights Agreement with Brewer dated March 4, 1999 (the "1999 IRA"). Under the terms of the 1999 IRA, the Company was required to file a S-3 registration statement covering the 1999 Common Shares as well as any shares purchased pursuant to the 1999 Warrants or an anti-dilution warrant (as described below) at the request of Brewer, which request could be made at any time after June 3, 1999. At the request of Brewer and other investors with registration rights, the Company filed an S-3 registration statement on May 9, 2001 covering the resale of up to 2,603,933 shares of its Common Stock. The Company must use its best efforts to cause this S-3 registration statement to remain effective until at least March 3, 2002 unless Brewer can sell all of the Company's Common Stock issued or issuable upon exercise of the warrants held by him in the public market under Rule 144 in a three-month period. Brewer is also entitled to unlimited piggyback registration rights subject to a cutback up to 20% of any underwritten offering.

   The 1999 IRA also granted board observation rights to Brewer (or any permitted transferee of the shares held by Brewer) holding at least 250,000 shares of the Company's Common Stock. Brewer also received pre-emptive rights to purchase the securities issued by the Company in any private placement based on Brewer's pro-rata ownership of the Company's Common Stock. Brewer has waived his pre-emptive rights to participate in the 2001 Private Placement. The pre-emptive rights terminate on March 3, 2002.

   The 1999 SPA requires the Company to nominate Brewer for the Board of Directors through the earlier of 2003 or the date when Brewer holds less than 250,000 shares of the Company's Common Stock. The shareholders elected Brewer a director of the Company at the Company's 2000 Annual Meeting of Shareholders.

Consequences of Non-Approval

   As discussed above, shareholder ratification of the 1999 Private Placement is a condition of the closing of the 2001 Private Placement. Though the Placement Agent could waive this requirement, the Company believes that the 2001 Private Placement will not close unless the Company receives shareholder ratification and approval of the 1999 Private Placement.

Vote Required; Additional Information

   Assuming a quorum exists at the Special Meeting, the vote required to approve Proposal Two will be a majority of the total votes cast on Proposal Two, either in person or by proxy.

   The terms of the 1999 Common Shares and 1999 Warrants are complex and are only briefly summarized in this Proxy Statement. Shareholders wishing further information concerning the rights, preferences, and terms of the 1999 Private Placement are referred to the full description thereof contained in the Company's Post-Effective Amendment No. 3 to Form SB-2 and exhibits thereto filed with the Securities Exchange Commission on April 2, 1999 (Registration No. 333-23369), Exhibit 10.12 of the Company's Annual Report on Form 10-KSB filed with the Securities Exchange Commission on December 28, 1999 (File No. 000-23025), and Exhibit 10.14 of the Company's Annual Report on Form 10-KSB filed with the Securities Exchange Commission on December 29, 2000 (File No. 000-23025), which can be viewed in the public reading room maintained by the Commission at the Securities Exchange Commission, Public Reference Branch, Stop T-2, 450 Fifth Street, NW, Washington, DC, 20549-1004. The Company's amended Form SB-2 and Annual Reports on Form 10-KSB may also be viewed on the web site maintained by the Securities and Exchange Commission at http://www.sec.gov.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL AND RATIFICATION OF THE 1999 PRIVATE PLACEMENT.

                                 PROPOSAL NO. 3

   RATIFICATION AND APPROVAL OF 2000 PRIVATE PLACEMENT AND SALE OF STOCK AND
                           WARRANTS TO ANDREW PLEVIN

   The Company is soliciting shareholder ratification and approval of the Company's November 2000 private placement (the "2000 Private Placement") of 376,865 shares of its Common Stock and warrants to purchase a total of 188,424 shares of its Common Stock in the 2000 Private Placement pursuant to a Securities Purchase Agreement between the Company and certain investors (the "2000 Investors") dated November 8, 2000 (the "2000 SPA") including the sale of 76,916 shares of the Company's Common Stock and warrants to purchase 38,458 shares of the Company's Common Stock to Andrew Plevin ("Plevin"), a director of the Company, as part of the 2000 Private Placement.

Overview of 2000 Private Placement

   In the 2000 Private Placement, the Company issued and sold to the 2000 Investors, 376,865 shares of its Common Stock at a purchase price $3.25 per share (the "2000 Common Shares"). In addition, each 2000 Investor received one Type I warrant and one Type II warrant (collectively, the "2000 warrants"). The Type I and Type II warrants are each exercisable for that number of shares of Common Stock of the Company equal to 25% of the Common Shares purchased by a 2000 Investor. The Type I warrants expire nine months from their date of issuance and the Type II warrants expire three years from their date of issuance. The exercise price for both the Type I and Type II warrants is $3.25, the purchase price of the 2000 Common Shares. On the date of the signing of the 2000 SPA, the closing price of the Company's Common Stock on the Nasdaq SmallCap Market was $3.50.

   On May 24, 2001 the 2000 Investors and the Company entered into a Repricing Agreement pursuant to which the 2000 Investors agreed to surrender a portion of the shares purchased in the 2000 Private Placement to the Company. In effect, the Repricing Agreement retroactively increased the per share purchase price of the 2000 Common Shares to $3.50.


Anti-Dilution Adjustment Provision

   The Company agreed to issue each 2000 Investor a new warrant should it issue equity securities (including the issuance of convertible securities or warrants but excluding employee stock options or the issuance of shares upon the exercise of currently outstanding options or warrants) in a financing at a price per share less than $3.25 (or in the case of convertible securities or warrants with an exercise or conversion price less than $3.25) (the "Issuance Price"). The anti-dilution warrant would have an exercise price of $0.01, a term of three years and would be exercisable for that number of shares of Common Stock equal to (($3.25/I)-1) times (T/2), where I equals the Issuance Price and T equals the total number of shares of 2000 Common Shares purchased by each 2000 Investor pursuant to the 2000 SPA. Furthermore, the exercise price of the outstanding 2000 Warrants would be reduced to the price per share at which equity securities are sold in a financing.

   For the purpose of the 2000 SPA, a "financing" is as an offering or series of related offerings of securities by the Company for purpose of raising capital in an amount of $250,000 or more. Financing would not include certain issuances of Common Stock including (i) the issuance or sale of stock options to employees, directors or consultants, approved by the Board of Directors, (ii) the issuance or sale of securities to leasing entities or financial institutions in transactions approved by the Board of Directors,
(iv) stock splits, stock dividends or recapitalizations by the Company, (v) the issuance of securities in connection with the acquisition of another corporation by the Company, or (vi) joint ventures or strategic or marketing alliances with other companies.

   The 2000 Investor's right to these anti-dilution warrants terminates upon the earlier of (i) November 7, 2003 or (ii) the Company's calling its outstanding public Class A Warrants as provided by the terms of such Class A Warrants. The closing of the 2001 Private Placement will trigger the anti-dilution adjustments contained in the 2000 SPA.

   Plevin has waived his right to receive anti-dilution warrants in connection with the 2001 Private Placement. However, the closing of the 2001 Private Placement will trigger anti-dilution rights with respect to the other 2000 Investors. Assuming that Conversion Price of the Preferred Shares sold pursuant to the 2001 Private Placement is $1.46, the Company will be obligated to issue the 2000 Investors, other than Plevin, anti-dilution warrants to purchase up to 183,873 shares of its Common Stock at a purchase price of $0.01 per share. Further, if the Conversion Price of the Preferred Shares is lower than $1.46, the 2000 Investors would receive anti-dilution warrants to purchase a greater number of shares of the Company's Common Stock.

   In addition upon the closing of the 2001 Private Placement, the exercise price of the outstanding 2000 Warrants (including the 2000 Warrants held by Plevin) will be lowered to the Conversion Price of the Preferred Shares.

Registration and Other Rights

   As part of the 2000 Private Placement, the Company entered into a Investor Rights Agreement with the 2000 Investors dated November 8, 2000 (the "2000 IRA"). Under the terms of the 2000 IRA, the Company was required to file a S-3 registration statement covering the 2000 Common Shares as well as any shares purchased pursuant to the 2000 Warrants or an anti-dilution warrant (as described below) at the request of any 2000 Investor, which request could be made at any time after February 7, 2001. At the request of Brewer and the 2000 Investors with registration rights, the Company filed an S-3 registration statement on May 9, 2001 covering the resale of up to 2,603,933 shares of its Common Stock. The Company must use its best efforts to cause this S-3 registration statement to remain effective until at least November 7, 2003 unless the 2000 Investors can sell all of the Company's Common Stock issued or issuable upon exercise of the warrants held by each of them in the public market under Rule 144 in a three-month period. The 2000 Investors are also entitled to unlimited piggyback registration rights subject to a cutback up to 20% of any underwritten offering.

   The registration expenses (exclusive of underwriting discounts and commissions and fees and expenses of special counsel, if any, for the selling shareholders) for the S-3 and piggyback registrations are to be borne by the Company.

   The 2000 IRA also granted board observation rights to each 2000 Investor (or permitted transferees) holding at least 250,000 shares of the Company's Common Stock. The 2000 Investors also received pre-emptive rights to purchase the securities issued by the Company in any private placement based on each 2000 Investor's pro-rata ownership of the Company's Common Stock. The pre-emptive rights terminate on November 7, 2003. The 2000 Investors have waived their pre-emptive rights with respect to the 2001 Private Placement.

Consequences of Non-Approval

   As discussed above, shareholder approval and ratification of the 2000 Private Placement, as well as the sale and issuance of 2000 Common Shares and 2000 Warrants to Plevin, is a condition of the closing of the

2001 Private Placement. Though the Placement Agent could waive this requirement, the Company believes that the 2001 Private Placement will not close unless the Company receives shareholder approval and ratification of the 2000 Private Placement.

Vote Required; Additional Information

   Assuming a quorum exists at the Special Meeting, the vote required to approve Proposal Three will be a majority of the total votes cast on Proposal Three, either in person or by proxy.

   The terms of the 2000 Common Shares and 2000 Warrants are complex and are only briefly summarized in this proxy statement. Shareholders wishing further information concerning the rights, preferences, and terms of the 2000 Private Placement are referred to the full description thereof contained in the Company's Annual Report on Form 10-KSB and exhibits thereto filed with the Securities Exchange Commission on December 29, 2000 (File No. 000-23025), which can be viewed in the public reading room maintained by the Commission at the Securities Exchange Commission, Public Reference Branch, Stop T-2, 450 Fifth Street, NW, Washington, DC, 20549-1004. The Company's annual report on Form 10-KSB may also be viewed on the web site maintained by the Securities and Exchange Commission at http://www.sec.gov.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL AND RATIFICATION OF THE 2000 PRIVATE PLACEMENT AND THE SALE OF STOCK AND WARRANTS TO PLEVIN.

                                 PROPOSAL NO. 4

                      INCREASE IN AUTHORIZED COMMON STOCK

   The Board of Directors of the Company has approved an amendment of the Company's Restated Articles of Incorporation (the "Articles") to increase the number of authorized shares of Common Stock from 20,000,000 to 30,000,000 shares.

   As a result of the proposed change, the authorized capital stock of the Company would consist of 30,000,000 shares of Common Stock, of which there were 5,267,674 shares outstanding on May 18, 2001 and 5,000,000 shares of Preferred Stock, 900,000 of which are designated as Series A Convertible Redeemable Preferred Stock, none of which are issued and outstanding. In addition, as of May 18, 2001, options to purchase 598,952 shares of the Company's Common Stock were outstanding under the Company's 1997 Stock Plan, publicly traded Class A Warrants to purchase 2,025,000 shares of the Company's Common Stock were outstanding, warrants to purchase 1,073,054 shares of the Company's Common Stock were outstanding and 160,000 options to purchase "IPO Units" issued in the Company's initial public offering (each IPO Unit consisting of one share of Common Stock and one Class A Warrant).

Purpose and Effect of Amendment

   The purpose of the proposed amendment to the Articles is to authorize additional shares of the Company's Common Stock which will be available in the event that the Board of Directors determines that it is necessary or appropriate to effect future stock dividends or stock splits, to raise additional capital through the sale of securities, to acquire another company or its business or assets through the issuance of securities, to establish a strategic relationship with a corporate partner through the exchange of securities, or to take such other action necessitating additional shares of stock as deemed appropriate by the Board of Directors. In determining the appropriate level of authorized shares of the Company's Common Stock, the Board of Directors considered, among other factors (i) that as of May 18, 2001, approximately 10,885,728 million shares of the Company's Common Stock were issued or reserved for issuance and (ii) that if the 2001 Private Placement was completed for the maximum offering of 60 Units, a minimum of approximately 6,300,000 million authorized shares would be required for issuance upon conversion of the Preferred Shares, 2001 Warrants, Placement Agent Warrants and Affiliate Warrant and (iii) that substantially more than 6,300,000 shares could be required in connection with the 2001 Private Placement if the Conversion Price is less than $1.46 or if the anti-dilution provisions of the Preferred Shares or 2001 Warrants are triggered. If the proposed amendment is adopted, 12,000,000 additional shares of the Company's Common Stock will be available for issuance by the Board of Directors without any further shareholder approval, although certain issuances of shares may require shareholder approval in accordance with the requirements of the NASD or under California General Corporations Law. Most holders of the Company's Common Stock have no preemptive rights to purchase any stock of the Company. The additional shares might be issued at such times and under such circumstances as to have a dilutive effect on earnings per share and on the equity ownership of the present common shareholders. The Company has no pending or proposed acquisition of or strategic relationship with another company which would require use of the additional shares to be authorized.

Vote Required

   The approval of the amendment to the Articles requires the affirmative vote of a majority of the outstanding shares of the Company's Common Stock of the Company.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AMENDMENT TO THE COMPANY'S RESTATED ARTICLES OF INCORPORATION TO AUTHORIZE AN ADDITIONAL 10,000,000 SHARES OF COMMON STOCK.

                                 PROPOSAL NO. 5

            APPROVAL OF AMENDMENTS TO THE COMPANY'S 1997 STOCK PLAN

   The shareholders are being requested to consider and approve an amendment to the Company's 1997 Stock Plan, as amended (the "1997 Plan"), to increase the number of shares of Common Stock reserved for issuance thereunder by 1,200,000 shares and to increase the number of shares of Common Stock that can be issued to current service providers each year from 150,000 shares to 600,000 shares.

   The 1997 Plan was adopted by the Board of Directors in January 1997. A total of 200,000 shares of Common Stock were initially reserved for issuance under the 1997 Plan. The shareholders of the Company approved an increase of 500,000 shares at the 2000 Annual Meeting of Shareholders and another increase of 500,000 shares at the 2001 Annual Meeting of Shareholders to the 1997 Plan. As of May 18, 2001, options to purchase 598,952 shares of Common Stock were outstanding under the 1997 Plan and 581,710 shares remained available for future issuance under the 1997 Plan (without giving effect to the proposed increase in the proposed amendment). Options to purchase a total of 20,338 shares under the 1997 Plan had been exercised as of such date. In May 2001, the Board of Directors approved an increase of 1,200,000 shares issuable under the 1997 Plan, which, if approved by the shareholders at the Special Meeting, would increase the total shares reserved for issuance under the 1997 Plan since its inception to 2,200,000 shares. A summary of the principal terms of the 1997 Plan is located in Appendix B to this Proxy Statement.

Purpose and Effect of Amendments

   One purpose of the proposed amendments to the 1997 Plan is to increase the number of shares of the Company's Common Stock available for issuance under the 1997 Plan. The Board of Directors believes that this proposed amendment is in the best interests of the Company and its shareholders. The Board of Directors believes that the Company's 1997 Plan is vital to retaining, motivating and rewarding employees, executives and consultants by providing them with long-term equity participation in the Company relating directly to the financial performance and long-term growth of the Company. In particular, the Board of Directors believes that granting stock options to executives is an important contributor to aligning the incentives of the Company's executives with the interests of the Company's shareholders. The Board of Directors believes that in order to remain competitive with other technology companies with regard to its long-term incentive plans, the Company must continue to provide executives with the opportunity to obtain equity in the Company.

   Another purpose of the proposed amendments to the 1997 Plan is to increase the size of annual grants of stock options to service providers. The Board of Directors believes that this proposed amendment to the 1997 Plan is in the best interests of the Company and its shareholders because larger annual stock option grants are more valuable to the grantees and thus will help to attract and retain qualified individuals.

        Amended Plan Benefits Table for 1997 Stock Plan, as Amended

   Subject to shareholder approval of the foregoing amendment, the Board of Directors has approved the following option grants to officers of the Company. These options will be granted effective as of the date of shareholder approval of the amendment and will have an exercise price per share equal to the closing price of the Company's Common Stock on the day before shareholder approval.

                                                            Vesting
                                                          Immediately  Standard
                                                Dollar     Upon Date  Four Year
     Name                                     Value($)(1)  of Grant   Vesting(2)
     ----                                     ----------- ----------- ----------
Paul F. DePond..............................       --       100,000    500,000
 Chief Executive Officer
Gaylan I. Larson............................       --        50,000    100,000
 Chief Operations Officer
Gerald W. Rice..............................       --        50,000    100,000
 Chief Financial Officer
All current executive officers as a group (3
 persons)...................................       --       200,000    700,000
All current directors who are not executive
 officers as a group........................       --            --         --
All employees, including current officers
 who are not executive officers, as a group
 (1 person).................................       --        50,000    100,000
    Total...................................                250,000    800,000
                                                            =======    =======

--------

(1) The options will have an exercise price per share equal to the closing price of the Company's Common Stock on the day before shareholder approval. The dollar value of such grant is dependent upon the price of the Company's Common Stock at the time or exercise or vesting and is therefore indeterminable at this time.

(2) The Company's standard vesting schedule provides that one-fourth of the shares subject to the grant shall vest one year from the date of grant with the 1/48 of the remaining shares vesting each month thereafter.

(3) The options listed above represent only those options that the Board of Directors has decided to grant under the 1997 Plan. In its discretion, the Board of Directors could grant additional options to directors, employees and consultants pursuant to the 1997 Plan.

Vote Required

   The approval of the amendment to the 1997 Plan requires the affirmative vote a majority of the shares present and entitled to vote at the Special Meeting, provided such affirmative votes constitute at least a majority of the required quorum.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE AMENDMENTS TO THE 1997 PLAN.

                             EXECUTIVE COMPENSATION

                         EXECUTIVE COMPENSATION TABLES

   The following table sets forth information for the three most recently completed fiscal years concerning the compensation of (i) the Chief Executive Officer and (ii) all other executive officers of the Company who earned over $100,000 in salary and bonus in the fiscal year ended September 30, 2000 (together the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                              Long-Term Compensation
                                                           -----------------------------
                                Annual Compensation               Awards         Payouts
                          -------------------------------- --------------------- -------
                                                           Restricted Securities
                                              Other Annual   Stock    Underlying  LTIP    All Other
Name and Principal              Salary  Bonus Compensation  Award(s)   Opti ons  Payouts Compensation
Position                  Year   ($)     ($)      ($)         ($)        (#)       ($)      ($)(1)
------------------        ---- -------- ----- ------------ ---------- ---------- ------- ------------
Paul F. DePond..........  2000 $167,978   --       --          --       50,000      --     $ 9,570
 Chief Executive Officer  1999  166,531   --       --          --           --      --       7,116
                          1998  132,739   --       --          --           --      --       7,950

Gaylan I. Larson........  2000  136,154   --       --          --       50,000      --       7,852
 Chief Operations         1999  116,500   --       --          --           --      --       6,346
 Officer                  1998  115,585   --       --          --           --      --       6,138

Gerald W. Rice..........  2000  122,634   --       --          --       50,000      --      10,085
 Chief Financial Officer  1999  116,207   --       --          --           --      --       8,401
                          1998  105,759   --       --          --           --      --       6,562

Maurice J. Hamoy........  2000  104,038   --       --          --       40,000      --       4,637
 Vice President of        1999       --   --       --          --           --      --          --
 Marketing                1998       --   --       --          --           --      --          --

--------
(1) Represents payments of health insurance premiums and dental on behalf of the Named Executive Officers.

   The following tables set forth certain information for the Named Executive Officers with respect to grants and exercises in fiscal 2000 of options to purchase Common Stock of the Company:

                       Option Grants in Last Fiscal Year

                                Individual Grants
 -------------------------------------------------------------------------------
                                  Number of   % of Total
                                 Securities    Options
                                 Underlying   Granted to  Exercise or
                                   Options   Employees in  Base Price Expiration
Name                             Granted (#) Fiscal Year     ($/Sh)      Date
----                             ----------- ------------ ----------- ----------
Paul F. DePond..................   50,000        11.0%      $8.813     2/22/10
Gaylan I. Larson................   50,000        11.0%       8.813     2/22/10
Gerald W. Rice..................   50,000        11.0%       8.813     2/22/10
Maurice J. Hamoy................   40,000         8.8%       6.375     11/9/09

   Aggregated Option Exercises in Last Fiscal Year and Fiscal Year End Option
                                     Values

                                                   Number of Securities
                                                        Underlying           Value of Unexercised
                                                  Unexercised Options at    In-the-Money Options at
                            Shares       Value      Fiscal Year End (#)     Fiscal Year End (1)($)
                            Acquired    Realized ------------------------- -------------------------
Name                     on Exercise(#)   ($)    Exercisable Unexercisable Exercisable Unexercisable
----                     -------------  -------- ----------- ------------- ----------- -------------
Paul F. DePond..........       --          --       9,722       40,278          --           --
Gaylan I. Larson........       --          --       9,722       40,278          --           --
Gerald W. Rice..........       --          --       9,722       40,278          --           --
Maurice J. Hamoy........       --          --          --       40,000          --           --

--------
(1) Market value of Company's Common Stock at September 30, 2000 of $3.375, minus the exercise price multiplied by the number of shares.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

   The following table sets forth certain information with respect to beneficial ownership of the Company's Common Stock of the Company as of May 18, 2001 as to (i) each person who is known by the Company to own beneficially more than 5% of the outstanding shares of the Company's Common Stock, (ii) each director and each nominee for director of the Company, (iii) each of the executive officers, and (iv) all directors and executive officers as a group. Except as otherwise indicated, the Company believes that the beneficial owners of the Company's Common Stock listed below have sole investment and voting power with respect to such shares, subject to community property laws.

    Name and Address of Beneficial
    Owner(1)                        Shares Beneficially Owned(2) Percentage(2)
    ------------------------------  ---------------------------  ------------
David A. Brewer(3)(4)(5) ..........          2,097,820               34.9%
Paul F. DePond(6)..................            544,342               10.2
Andrew Plevin(7)...................            248,474                4.6
Gaylan I. Larson(8)................            235,630                4.4
Gerald W. Rice(9)..................            120,469                2.3
Michael Ballard(10)................             71,905                1.4
Maurice J. Hamoy(11)...............             18,334                  *
All directors and executive
 officers as a group (7 persons)...          3,346,974               51.8

--------
  *less than 1%

 (1) The address for Mssrs. Brewer, DePond, Larson, Plevin, Rice, Ballard and Hamoy is c/o Notify Technology Corporation, 1054 S. De Anza Blvd., Suite 105, San Jose, California 95129.

 (2) Applicable percentage of ownership is based on 5,267,674 shares of the Company's Common Stock outstanding as of May 18, 2001 together with applicable options or warrants for such shareholder. Beneficial ownership is determined in accordance with the rules of the Securities Exchange Commission, and includes voting and investment power with respect to shares. Shares of the Company's Common Stock subject to options or warrants currently exercisable or exercisable within 60 days after May 18, 2001 are deemed outstanding for purposes of computing the percentage ownership of the person holding such options or warrants, but are not deemed outstanding for computing the percentage of any other shareholder.

 (3) Includes 748,119 shares issuable upon exercise of currently exercisable warrants.

 (4) Includes 19,801 shares of Common Stock owned by New Madrone Fund, Inc., of which Mr. Brewer is a shareholder.

 (5) Includes 12,500 shares of Common Stock owned by JEB Associates, of which Mr. Brewer is a shareholder.

 (6) Includes 110,792 shares issuable upon exercise of currently exercisable warrants and 37,611 shares issuable upon exercise of a currently exercisable option.

 (7) Includes 42,708 shares issuable upon exercise of currently exercisable warrants. Also includes (i) 64,000 shares issuable upon exercise of a currently exercisable option to purchase 64,000 of the Company's units sold in the Company's 1997 initial public offering, each of which consists of one share of the Company's Common Stock and one of the Company's Class A warrants, and (ii) 64,000 shares issuable upon exercise of the Class A warrants that underlie the option to purchase such units.

 (8) Includes 37,611 shares issuable upon exercise of a currently exercisable option.

 (9) Includes 24,752 shares issuable upon exercise of currently exercisable warrants and 26,411 shares issuable upon exercise of a currently exercisable option.

(10) Includes 9,498 shares issuable upon exercise of currently exercisable warrants.

(11) Includes 18,334 shares issuable upon exercise of a currently exercisable option.

                                 OTHER MATTERS

   The Company knows of no other matters to be submitted to the Special Meeting. If any other matters properly come before the Special Meeting, it is the intention of the persons named in the enclosed Proxy to vote the shares they represent as the Board of Directors may recommend.

                                          THE BOARD OF DIRECTORS

                                          Gerald W. Rice
                                          Secretary

Dated: June 14, 2001

                                  APPENDIX A

                 CERTIFICATE OF DETERMINATION, PREFERENCES AND
         RIGHTS OF SERIES A CONVERTIBLE REDEEMABLE PREFERRED STOCK OF
                         NOTIFY TECHNOLOGY CORPORATION

   We, Paul DePond and Gerald Rice, hereby certify that we are the President and the Chief Financial Officer, respectively, of Notify Technology Corporation, a corporation organized and existing under the laws of the State of California (the "Company"), and further, DO HEREBY CERTIFY;

   That pursuant to the authority conferred upon the Board of Directors by the Company's Restated Articles of Incorporation (the "Articles of Incorporation"), the said Board of Directors on May 14, 2001 adopted the following resolutions creating a series of 900,000 shares of Preferred Stock designated as Series A Convertible Redeemable Preferred Stock, none of which shares have been issued;

   RESOLVED, that the Company is authorized to issue nine hundred thousand (900,000) shares of Series A Convertible Redeemable Preferred Stock (the "Preferred Shares"), par value $0.0001 per share, which shall have the powers, designations, preferences and other special rights set forth below.

   (1) Voting Rights.

   (a) Series A Preferred Stock. Except as otherwise provided herein or the Amended and Restated Articles of Incorporation or required by law, the holders of the Preferred Shares and the holders of the Company's common stock, par value $0.001 per share (the "Common Stock") shall vote together as a single class with each Preferred Share having the number of votes equal to the largest whole number of shares of Common Stock into which such Preferred Share could be converted, at the record date for the determination of the shareholders entitled to vote on such matters or, if no such record date is established, at the date such vote is taken.

   (b) Common Stock. Each holder of shares of Common Stock shall be entitled to one vote for each share thereof held. Except as otherwise expressly provided herein or as required by law, the holders of the Preferred Shares and the holders of Common Stock shall vote together and not as separate classes.

   (2) Stated Value. Subject to Section 6, each Preferred Share shall have a "Stated Value" equal to $10.

   (3) Conversion of Preferred Shares. Preferred Shares shall be convertible into shares of Common Stock, on the terms and conditions set forth in this
Section 3.

   (a) Holders' Conversion Right. At any time or times on or after the first date of issuance of any Preferred Share (the "Original Issuance Date"), any holder of Preferred Shares shall be entitled to convert any whole or partial number of Preferred Shares into fully paid and non-assessable shares of Common Stock in accordance with this Section 3(a) and Sections 3(b) and Section 3(d). The Company shall not issue any fraction of a share of Common Stock upon any conversion. All shares of Common Stock (including fractions thereof) issuable upon conversion of more than one Preferred Share by a holder thereof shall be aggregated for purposes of determining whether the conversion would result in the issuance of a fraction of a share of Common Stock. If, after the aforementioned aggregation, the issuance would result in the issuance of a fraction of a share of Common Stock, the Company shall, in lieu of issuing such fractional share, pay to the holder the fair value thereof in cash. The Company shall pay any and all taxes that may be payable with respect to the issuance and delivery of Common Stock upon conversion of Preferred Shares unless such taxes result from the issuance of Common Stock upon conversion to a person other than the holder of Preferred Shares.

   (b) Mandatory Conversion. The Preferred Shares shall automatically convert into shares of Common Stock at the Conversion Price (as defined below) either
(i) upon a secondary public offering of the Common Stock resulting in the receipt by the Company of no less than twenty-five million ($25,000,000) dollars of gross proceeds, at a per share price no less than two (2) times the Initial Conversion Price (as defined below) (such a transaction being hereinafter referred to as a "Qualified Public Offering"), or
(ii) at such time as the closing bid price for the Common Stock has equaled or exceeded two (2) times the Initial Conversion Price for a period of twenty (20) consecutive trading days provided that (a) the Common Stock is trading on a national securities exchange or the Nasdaq SmallCap System or NASDAQ National Market System, and (b) the Conversion Shares are fully registered for resale pursuant to an effective registration statement and are not subject to any lock-up agreement requested by the Company and/or its underwriters and/or placement agents.

   (c) Conversion Price. Subject to anti-dilution adjustment as provided in
Section 3(e), the "Conversion Price" of each Preferred Share shall be equal to the lower of $1.46 (the "Initial Conversion Price"), or (ii) the average closing bid of the Common Stock on the Nasdaq SmallCap Market for the five (5) trading days immediately prior to the date of the initial closing of the Company's private placement of units through [a placement agent] pursuant to a Confidential Executive Summary dated April 25, 2001 in which the Preferred Shares to be converted are sold (the "Closing Price"). Each Preferred Share will convert into that number of shares of Common Stock determined by dividing the Stated Value of the Preferred Share by the Conversion Price, as adjusted at the time of conversion.

   (d) Mechanics of Conversion. To convert Preferred Shares into shares of Common Stock on any date (a "Conversion Date"), the holder thereof shall (i) transmit by facsimile (or otherwise deliver), for receipt on or prior to 11:59 p.m., California time on such date, a copy of an executed notice of conversion in the form attached hereto as Exhibit I (the "Conversion Notice") to the Company, and (ii) surrender to a common carrier for delivery to the Company within three (3) business days of such date the original certificates representing the Preferred Shares being converted (or an indemnification undertaking with respect to such shares in the case of their loss, theft or destruction) (the "Preferred Stock Certificates"). On or before the third (3rd ) Business Day following the date of receipt of a Conversion Notice (the "Share Delivery Date"), the Company shall (x) issue and deliver to the address as specified in the Conversion Notice, a certificate, registered in the name of the holder or its designee, for the number of shares of Common Stock to which the holder shall be entitled, or (y) provided that the Company's transfer agent (the "Transfer Agent") is participating in The Depository Trust Company ("DTC") Fast Automated Securities Transfer Program, upon the request of the holder, credit such aggregate number of shares of Common Stock to which the holder shall be entitled to the holder's or its designee's balance account with DTC through its Deposit Withdrawal Agent Commission system. If the number of Preferred Shares represented by the Preferred Stock Certificate(s) submitted for conversion pursuant to Section 3(d) (ii) is greater than the number of Preferred Shares being converted, then the Company shall, as soon as practicable and in no event later than three Business Days after receipt of the Preferred Stock Certificate(s) (the "Preferred Stock Delivery Date") and at its own expense, issue and deliver to the holder a new Preferred Stock Certificate representing the number of Preferred Shares not converted. The person or persons entitled to receive the shares of Common Stock issuable upon a conversion of Preferred Shares shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the Conversion Date.

   (e) Anti-Dilution Provisions. The Conversion Price in effect at any time and the number and kind of securities issuable upon conversion of the Preferred Shares shall be subject to adjustment from time to time upon the happening of certain events as follows:

       (i) Adjustment for Stock Splits and Combinations. If the Company at any time or from time to time on or after the Original Issuance Date effects a subdivision of the outstanding Common Stock, the Conversion Price then in effect immediately before that subdivision shall be proportionately decreased, and conversely, if the Company at any time or from time to time on or after the Original Issuance Date combines the outstanding shares of Common Stock into a smaller number of shares, the Conversion Price then in effect immediately before the combination shall be proportionately increased. Any adjustment under this subsection (i) shall become effective at the close of business on the date the subdivision or combination becomes effective.

     (ii) Adjustment for Certain Dividends and Distributions. If the Company at any time or from time to time on or after the Original Issuance Date makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Conversion Price then in effect shall be decreased as of the time of such issuance or, in the event such record date is fixed, as of the close of business on such record date, by multiplying the Conversion Price then in effect by a fraction (1) the numerator of which is the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date and (2) the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution; provided, however, that if such record date is fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Conversion Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Conversion Price shall be adjusted pursuant to this subsection (ii) as of the time of actual payment of such dividends or distributions.

     (iii) Adjustments for Other Dividends and Distributions. In the event the Company at any time or from time to time on or after the Original Issuance Date makes, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Company other than shares of Common Stock, then and in each such event provision shall be made so that the holders of Preferred Shares shall receive upon conversion thereof, in addition to the number of shares of Common Stock receivable thereupon, the amount of securities of the Company which they would have received had their Preferred Shares been converted into Common Stock on the date of such event and had they thereafter, during the period from the date of such event to and including the conversion date, retained such securities receivable by them as aforesaid during such period, subject to all other adjustments called for during such period under this subsection (e) with respect to the rights of the holders of the Preferred Shares.

     (iv) Adjustment for Reclassification, Exchange and Substitution. In the event that at any time or from time to time on or after the Original Issuance Date, the Common Stock issuable upon the conversion of the Preferred Shares is changed into the same or a different number of shares of any class or classes of stock, whether by recapitalization, reclassification or otherwise (other than a subdivision or combination of shares or stock dividend or a reorganization, merger, consolidation or sale of assets, provided for elsewhere in this subsection (d)), then and in any such event each holder of Preferred Shares shall have the right thereafter to convert such stock into the kind and amount of stock and other securities and property receivable upon such recapitalization, reclassification or other change, by holders of the maximum number of shares of Common Stock into which such shares of Preferred Shares could have been converted immediately prior to such recapitalization, reclassification or change, all subject to further adjustment as provided herein.

       (v) Reorganizations, Mergers, Consolidations or Sales of Assets. If at any time or from time to time on or after the Original Issuance Date there is a capital reorganization of the Common Stock (other than a recapitalization, subdivision, combination, reclassification or exchange of shares provided for elsewhere in this subsection (e)) or a merger or consolidation of the Company with or into another corporation, or the sale of all or substantially all of the Company's properties and assets to any other person, then, as a part of such reorganization, merger, consolidation or sale, provision shall be made so that the holders of the Preferred Shares shall thereafter be entitled to receive upon conversion of the Preferred Shares the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock deliverable upon conversion would have been entitled on such capital reorganization, merger, consolidation, or sale. In any such case, appropriate adjustment shall be made in the application of the provisions of this subsection (e) with respect to the rights of the holders of the Preferred Shares after the reorganization, merger, consolidation or sale to the end that the provisions of this subsection (e) (including adjustment of the Conversion Price then in effect and the number of shares purchasable upon conversion of the Preferred Shares) shall be applicable after that event and be as nearly equivalent as may be practicable.

     (vi) Sale of Shares Below Fair Market Value But Above Conversion Price:

       A. If at any time or from time to time following the Original Issuance Date, the Company issues or sells, or is deemed by the express provisions of this subsection 3(e)(vi) to have issued or sold, Additional Shares of Common Stock (as hereinafter defined), other than as a dividend or other distribution on any class of stock and other than upon a subdivision or combination of shares of Common Stock, in either case as provided in subsection 3(e)(i) above, for an Effective Price (as hereinafter defined) less than the Fair Market Value (as hereinafter defined) but above the then existing Conversion Price, then and in each such case the then existing Conversion Price shall be reduced, as of the opening of business on the date of such issue or sale, as follows: if such issuance or deemed issuance occurs, the Conversion Price shall be reduced to a price determined by multiplying that Conversion Price by a fraction (1) the numerator of which shall be
    (a) the number of shares of Common Stock outstanding at the close of business on the day next preceding the date of such issue or sale, plus
    (b) the number of shares of Common Stock which the aggregate consideration received (or by the express provisions hereof deemed to have been received) by the Company for the total number of Additional Shares of Common Stock so issued would purchase at the Fair Market Value, plus (c) the number of shares of Common Stock into which all outstanding shares of Preferred Shares are convertible at the close of business on the date next preceding the date of such issue or sale, plus (d) the number of shares of Common Stock underlying all Other Securities (as hereinafter defined) at the close of business on the date next preceding the date of such issue or sale, plus (e) the number of shares of Common Stock issuable upon exercise of certain warrants issued by the Company to the original holders of the Preferred Shares concurrently with the issuance of the Preferred Shares (the "Warrants") and all other warrants and options outstanding on the Original Issuance Date that are exercisable for shares of Common Stock and (2) the denominator of which shall be (a)the number of shares of Common Stock outstanding at the close of business on the date of such issue or sale after giving effect to such issue of Additional Shares of Common Stock, plus (b) the number of shares of Common Stock into which the outstanding shares of all the Preferred Shares are convertible at the close of business on the date next preceding the date of such issue or sale, plus (c) the number of shares of Common Stock underlying the Other Securities at the close of business on the date next preceding the date of such issue or sale, plus (d) the number of shares of Common Stock issuable upon exercise of the Warrants and exercise of all other warrants and options outstanding on the Original Issuance Date that are exercisable for shares of Common Stock.

       B. For the purpose of making any adjustment required under subsections 3(e)(vi) and (viii), the consideration received by the Company for any issue or sale of securities shall (I) to the extent it consists of cash be computed at the amount of cash received by the Company, (II) to the extent it consists of property other than cash, be computed at the fair value of that property as determined in good faith by the board of directors of the Company (the "Board"), (III) if Additional Shares of Common Stock, Convertible Securities (as hereinafter defined) or rights or options to purchase either Additional Shares of Common Stock or Convertible Securities are issued or sold together with other stock or securities or other assets of the Company for a consideration which covers both, be computed as the portion of the consideration so received that may be reasonably determined in good faith by the Board to be allocable to such Additional Shares of Common Stock, Convertible Securities or rights or options, and (IV) be computed after reduction for all expenses payable by the Company in connection with such issue or sale.

       C. For the purpose of the adjustment required under subsections 3(e)(vi) and (viii), if the Company issues or sells any rights, warrants or options for the purchase of, or stock or other securities convertible into or exchangeable for, Additional Shares of Common Stock (such convertible or exchangeable stock or securities being hereinafter referred to as "Convertible Securities") and if the Effective Price of such Additional Shares of Common Stock is less than either the Fair Market Value or the Conversion Price then in effect, then in each case the Company shall be deemed to have issued at the time of the issuance of such rights, warrants or options or Convertible Securities the maximum number of Additional Shares of Common Stock issuable upon exercise, conversion or exchange thereof and to have received as consideration for the issuance of such shares an amount equal to the total amount of the consideration, if any, received by the Company for the issuance of such rights, warrants or options or Convertible Securities, plus, in the case of such rights, warrants or options, the minimum amounts of consideration, if any, payable to the Company upon the exercise of such rights, warrants or options, plus, in the case of Convertible Securities, the minimum amounts of consideration, if any, payable to the Company (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) upon the conversion or exchange thereof. No further adjustment of the Conversion Price, adjusted upon the issuance of such rights, warrants, options or Convertible Securities, shall be made as a result of the actual issuance of Additional Shares of Common Stock on the exercise of any such rights, warrants or options or the conversion or exchange of any such Convertible Securities. If any such rights or options or the conversion or exchange privilege represented by any such Convertible Securities shall expire without having been exercised, the Conversion Price adjusted upon the issuance of such rights, warrants, options or Convertible Securities shall be readjusted to the Conversion Price which would have been in effect had an adjustment been made on the basis that the only Additional Shares of Common Stock so issued were the Additional Shares of Common Stock, if any, actually issued or sold on the exercise of such rights, warrants, or options or rights of conversion or exchange of such Convertible Securities, and such Additional Shares of Common Stock, if any, were issued or sold for the consideration actually received by the Company upon such exercise, plus the consideration, if any, actually received by the Company for the granting of all such rights, warrants, or options, whether or not exercised, plus the consideration received for issuing or selling the Convertible Securities actually converted or exchanged, plus the consideration, if any, actually received by the Company (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) on the conversion or exchange of such Convertible Securities.

       D. For the purpose of the adjustment required under subsections 3(e)(vi) and (viii), if the Company issues or sells, or is deemed by the express provisions of this subsection to have issued or sold, any rights or options for the purchase of Convertible Securities and if the Effective Price of the Additional Shares of Common Stock underlying such Convertible Securities is less than the Fair Market Value or Conversion Price then in effect, then in each such case the Company shall be deemed to have issued at the time of the issuance of such rights or options the maximum number of Additional Shares of Common Stock issuable upon conversion or exchange of the total amount of Convertible Securities covered by such rights or options and to have received as consideration for the issuance of such Additional Shares of Common Stock an amount equal to the amount of consideration, if any, received by the Company for the issuance of such rights, warrants or options, plus the minimum amounts of consideration, if any, payable to the Company upon the exercise of such rights, warrants or options, plus the minimum amount of consideration, if any, payable to the Company (other than by cancellation of liabilities or obligations evidenced by such Convertible Securities) upon the conversion or exchange of such Convertible Securities. No further adjustment of the Conversion Price, adjusted upon the issuance of such rights, warrants or options, shall be made as a result of the actual issuance of the Convertible Securities upon the exercise of such rights, warrants or options or upon the actual issuance of Additional Shares of Common Stock upon the conversion or exchange of such Convertible Securities. The provisions of paragraph (C) above for the readjustment of the Conversion Price upon the expiration of rights, warrants or options or the rights of conversion or exchange of Convertible Securities shall apply mutatis mutandis to the rights, warrants options and Convertible Securities referred to in this paragraph (D).

       E. "Additional Shares of Common Stock" shall mean all shares of Common Stock issued by the Company on or after the Original Issuance Date, whether or not subsequently reacquired or retired by the Company, other than (I) shares of Common Stock issuable upon conversion of the Preferred Shares (sometimes hereinafter referred to as the "Conversion Shares"), (II) shares of Common Stock issuable upon exercise of the Warrants, (III) shares of Common Stock issuable upon exercise of warrants, options and convertible securities outstanding as of the Original Issuance Date (provided that the terms of such warrants, options and convertible securities are not modified after the Original Issuance Date to adjust the exercise price), (IV) shares of Common Stock issued to individuals who are or were employees or directors of or consultants and advisors to the Company or any Subsidiary pursuant to stock purchases or stock option plans or other arrangements approved by the Board or pursuant to guidelines approved by the Board or upon exercise of options or warrants granted to such parties pursuant to any such plan or arrangement, (V) shares of Common Stock issued in connection with bona fide acquisitions, mergers, joint ventures and other similar transactions approved by the Board, (VI) shares of Common Stock issued pursuant to any event for which adjustment is made to the Conversion Price under Section 3(e) hereof or to the exercise price under the anti-dilution provisions of the Warrants, (VII) shares of Common Stock issued in a Qualified Public Offering, (VIII) shares of Common Stock issued or issuable to customers, suppliers or other strategic partners provided that such issuance is approved by the Board, (IX) shares of Common Stock issued or issuable to banks, equipment lessors or other financial institutions pursuant to a commercial leasing or debt financing transaction approved by the Board, and (X) shares of Common Stock issued to suppliers or third party service providers in connection with the provision of goods or services pursuant to transactions approved by the Board. The "Effective Price" of Additional Shares of Common Stock shall mean the quotient determined by dividing the total number of Additional Shares of Common Stock issued or sold, or deemed to have been issued or sold by the Company under this subsection (vi), into the aggregate consideration received, or deemed to have been received, by the Company for such issue under this subsection (vi), for such Additional Shares of Common Stock. "Other Securities" with respect to an issue or sale of Additional Shares of Common Stock shall mean Convertible Securities other than the Preferred Shares, and the Warrants; "the number of shares of Common Stock underlying Other Securities" on a particular date shall mean the number of shares of Common Stock issuable upon the exercise, conversion or exchange, as the case may be, of such Other Securities at the close of business on such date. "Fair Market Value" shall mean as of any date (i) if the shares of the Common Stock are listed on a national securities exchange, the average of the closing prices as reported for composite transactions during the ten (10) consecutive trading days preceding the trading day immediately prior to such date or, if no sale occurred on a trading day, then the mean between the closing bid and asked prices on such exchange on such trading day; (ii) if shares of the Common Stock are not so listed but are traded on the NASDAQ National Market ("NNM"), the average of the closing prices as reported on the NNM during the ten (10) consecutive trading days preceding the trading day immediately prior to such date or, if no sale occurred on a trading day, then the mean between the highest bid and lowest asked prices as of the close of business on such trading day, as reported on the NNM; or if applicable, the Nasdaq SmallCap Market ("NSCM"), or if not then included for quotation on the NNM or the Nasdaq SmallCap Market, the average of the highest reported bid and lowest reported asked prices as reported by the OTC Bulletin Board of the National Quotation Bureau, as the case may be, or (iii) if the shares of the Common Stock are not then publicly traded, the fair market price, not less than book value thereof, of the Common Stock as determined in good faith by the independent members of the Board.

       F. Other than a reduction pursuant to its applicable anti-dilution provisions, any reduction in the conversion price of any Convertible Security, whether outstanding on the Original Issuance Date or thereafter, or the price of any option, warrant or right to purchase Common Stock or any Convertible Security (whether such option, warrant or right is outstanding on the Original Issuance Date or thereafter), to an Effective Price less than the then either the Fair Market Value of the current Conversion Price, shall be deemed to be an issuance of such Convertible Security and all such options, warrants or rights at such Effective Price, and the provisions of Sections 3(vi)(C), (D) and
    (E) shall apply thereto mutatis mutandis.

     (vii) No Adjustments in Certain Circumstances. No adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least one cent ($0.01) in such price; provided, however, that any adjustments which by reason of this subsection (vii) are not required to be made shall be carried forward and taken into account in any subsequent adjustment required to be made hereunder. All calculations under this subsection 3(d)(vii) shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be.

     (viii) Sale of Shares Below Market Price and Below Conversion Price. If at any time or from time to time following the Original Issuance Date, the Company issues or sells, or is deemed by the express provisions of subsections 3(e)(vi)(B) through (F) to have issued or sold, Additional Shares of Common Stock, other than as a dividend or other distribution on any class of stock and other than upon a subdivision or combination of shares of Common Stock, in either case as provided in subsection 3(e)(i) above, for an Effective Price that is less than the Fair Market Value and the then existing Conversion Price, then in each such case (1) the then existing Conversion Price shall be reduced such that it is equal to the lowest Effective Price at which any Additional Shares of Common Stock are issued, and (2) the number of Conversion Shares issuable upon conversion of the Preferred Shares shall be increased to a number determined by multiplying the number of Conversion Shares that would have been issued had the Preferred Shares been converted immediately prior to the applicable Conversion Price reduction hereunder by a fraction, the numerator of which shall be the Conversion Price in effect immediately prior to the applicable Conversion Price reduction hereunder and the denominator of which shall be the Conversion Price as so reduced.

   (f) No Impairment. The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company but will at all times in good faith assist in the carrying out of all the provisions of this Section 3 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of the Preferred Shares against impairment.

   (g) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Conversion Price pursuant to this Section 3, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Preferred Shares a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request at any time of any holder of Preferred Shares, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) Conversion Price at the time in effect, and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of the Preferred Shares.

   (h) Status of Converted Stock. In the event any Preferred Shares shall be converted pursuant to Section 3 hereof, the shares so converted shall be canceled and shall not be reissued as Preferred Shares.

   (i) Stock Purchase Rights. If at any time or from time to time, the Company grants or issues to the reco holders of the Common Stock any options, warrants or rights (collectively, "Stock Purchase Rights") entitling any holder of Common Stock to purchase Common Stock or any security convertible into or exchangeable for Common Stock or to purchase any other stock or securities of the Company, the holders of Preferred Shares shall be entitled to acquire, upon the terms applicable to such Stock Purchase Rights, the aggregate Stock Purchase Rights which such holders of Preferred Shares could have acquired if they had been the record holder of the maximum number of shares of Common Stock issuable upon conversion of their Preferred Shares on both (x) the record date for such grant or issuance of such Stock Purchase Rights, and (y) the date of the grant or issuance of such Stock Purchase Rights.

   (4) Assumption and Provision Upon Organic Change. Prior to the consummation of any Organic Change (as defined below), the Company shall make appropriate provision to ensure that each of the holders of the Preferred Shares will thereafter have the right to acquire and receive in lieu of or in addition to (as the case may be) the shares of Common Stock immediately theretofore acquirable and receivable upon the conversion of such holder's Preferred Shares such shares of stock, securities or assets that would have been issued or payable in such Organic Change with respect to or in exchange for the number of shares of Common Stock which would have been acquirable and receivable upon the conversion of such holder's Preferred Shares into Common Stock immediately prior to such Organic Change. . The following shall constitute an "Organic Change:" any recapitalization, reorganization, reclassification, consolidation or merger, sale of all or substantially all of the Company's assets to another Person or other transaction which is effected in such a way that holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock, securities or assets with respect to or in exchange for Common Stock.

   (5) Reservation of Authorized Shares. The Company shall, so long as any of the Preferred Shares are outstanding, take all action necessary to reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Preferred Shares, 100% of such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all of the Preferred Shares then outstanding.

   (6) Liquidation, Dissolution, Winding-Up. In the event of any Liquidation (as defined below) of the Company, the holders of the Preferred Shares shall be entitled to receive out of the assets of the Company, legally available for distribution therefrom (the "Liquidation Funds"), before any amount shall be paid to the holders of any of the capital stock of the Company of any class junior in rank to the Preferred Shares in respect of the preferences as to the distributions and payments on the liquidation, dissolution and winding up of the Company, an amount per Preferred Share equal to twelve ($12.00) per Preferred Share (as adjusted for any stock dividend, stock split, combination or other similar recapitalization affecting such shares in the manner provided in Section 3(e) for the adjustment of the Conversion Price) plus all dividends, if any, which have accrued or are payable under Section 8 hereof, but have not been paid in cash and received by the holders of the Preferred Stock, up to and including the date full payment is tendered to the holder of such Preferred Share with respect to such Liquidation (collectively, the "Preferred Liquidation Payment"); provided that, if the Liquidation Funds are insufficient to pay, issue or deliver the full amount due to the holders of Preferred Shares and holders of shares of other classes or series of preferred stock of the Company that are expressly provided for as of equal rank with the Preferred Shares as to payments of Liquidation Funds (the "Pari Passu Shares"), then each holder of Preferred Shares and Pari Passu Shares shall receive a percentage of the Liquidation Funds equal to the full amount of Liquidation Funds payable to such holder as a liquidation preference, in accordance with their respective Certificate of Determination, Preferences and Rights, as a percentage of the full amount of Liquidation Funds payable to all holders of Preferred Shares and Pari Passu Shares. After the Preferred Liquidation Payment has been paid in full to the holders of the Preferred Shares and to any Pari Passu Shares, and in addition to the payment of the Preferred Liquidation Payment to the holders of the Preferred Shares, the holders of the Preferred Shares shall also be entitled to share ratably on an as converted basis in any remaining assets and funds of the Company with the holders of all other securities of the Company entitled to receive payments from the Liquidation Funds in a Liquidation (the "Additional Preferred Liquidation Payments," and together with the Preferred Liquidation Payment shall hereinafter be collectively referred to as the "Liquidation Preference"). No holder of Preferred Shares shall be entitled to receive any amounts with respect thereto upon any Liquidation other than the amounts provided for herein; provided that a holder of Preferred Shares shall be entitled to all amounts previously accrued with respect to amounts owed hereunder. If a Liquidation is a Cash-Out Liquidation, the form of consideration in which the Liquidation Preference is to be paid to the holders of the Preferred Shares as provided in this paragraph (6) shall be cash. If a Liquidation is a Like-Kind Liquidation, the form of consideration in which the Liquidation Preference is to be paid to the holders of the Preferred Shares as provided in this paragraph (6) shall be the form of consideration received by the Company or the other holders of the Company's capital stock, as the case may be.

   "Liquidation" means either a Cash-Out Liquidation or a Like-Kind
Liquidation.

   "Cash-Out Liquidation" means (i) any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary or (ii) a change in the voting control of the Company such that any one person, entity or "group" (as contemplated by Rule 13d-5(b)(1) under the Securities Exchange Act of 1934, as amended) acquires from the Company in a cash transaction the right to cast greater than 50% of votes eligible to be cast by all holders of capital stock of the Company in the election of directors of the Company, provided that such transaction is approved by the Board of Directors of the Company.

   "Like-Kind Liquidation" shall include the merger or consolidation of the Company with or into another entity and the sale of all or substantially all of the assets of the Company, provided that such transaction is approved by the Board of Directors of the Company.

   (7) Preferred Rank. All shares of Common Stock shall be of junior rank to all Preferred Shares in all respects as to the preferences as to distributions and payments upon the liquidation, dissolution and winding up of the Company. The rights of the shares of Common Stock shall be subject to the preferences and relative rights of the Preferred Shares. The Company shall not create or authorize any other class or series of capital stock ranking pari passu and/or senior in any respect to the Preferred Shares, or issue any indebtedness convertible into, or exchangeable or redeemable for, any equity security, or issue any indebtedness issued together with any right, option or warrant to purchase any equity security without the express written consent of holders owning no less than a majority of the then issued and outstanding Preferred Shares.

   (8) Dividends; Participation. The holders of the Preferred Shares shall, as holders of Preferred Shares, be entitled to such dividends paid and distributions made to the holders of Common Stock to the same extent as if such holders of Preferred Shares had converted the Preferred Shares into Common Stock (without regard to any limitations on conversion herein or elsewhere) and had held such shares of Common Stock on the record date for such dividends and distributions. Payments under the preceding sentence shall be made concurrently with the dividend or distribution to the holders of Common Stock. So long as any Preferred Shares shall be outstanding, no dividends, whether in cash, securities or property, shall be paid or declared, nor shall any other distribution be made, on the Common Stock or any other security junior to the Preferred Shares as to dividend rights, unless all dividends, if any, payable with respect to the Preferred Shares shall have been paid or declared and duly provided for in cash or in kind.

   (9) Vote to Issue, or Change the Terms of, Preferred Shares. The affirmative vote of the holders of not less than a majority of the then outstanding Preferred Shares at a meeting duly called for such purpose or the written consent without a meeting of the holders of not less than a majority of the then outstanding Preferred shares shall be required for any amendment to this Certificate of Determination or the Company's Articles of Incorporation or By-Laws which would amend, alter, change, repeal or otherwise adversely affect any of the powers, designations, preferences and rights of the Preferred Shares.

   (10) Lost or Stolen Certificates. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Preferred Stock Certificates representing the Preferred Shares, and, in the case of loss, theft or destruction, of any indemnification undertaking by the holder to the Company in customary form and, in the case of mutilation, upon surrender and cancellation of the Preferred Stock Certificate(s), the Company shall execute and deliver new preferred stock certificate(s) of like tenor and date.

   (11) Notices. Whenever notice is required to be given under this Certificate of Determination, unless otherwise provided herein, such notice shall be given in accordance with the notice provisions set forth in the placement agency agreement pursuant to which the Preferred Shares were issued. The Company shall provide such holder of Preferred Shares with written notice at least ten days prior to the date on which the Company closes its books or takes record with respect to any pro rata subscription offer to holders of Common Stock.

   (12) Remedies for Breaches of Certain Registration Rights.

   (a) As partial relief for a Registration Statement Default and for the damages to any Holder by reason of any such delay in or reduction of its ability to sell the Registrable Securities (which remedy shall not be exclusive of any other remedies available at law or in equity), the number of Conversion Shares issuable upon conversion of the Preferred Shares shall be increased by five (5%) percent for each aggregate thirty (30) day period (or pro rated amounts thereof for partial thirty (30) day periods) that (A) the Registration Statement is not declared effective by the SEC following the Effectiveness Deadline, and/or (B) after the Registration Statement is declared effective by the SEC, such Registration Statement is not available for the sale of at least all of the Registrable Securities required to be included in such Registration Statement. The capitalized terms used in this Section 12(a) but not defined herein shall have the meanings given such terms in the Registration Rights Agreement entered into in connection with the issuance of the Preferred Shares by the Company, Commonwealth Associates, L.P. and the other investors parties thereto (the "Registration Rights Agreement").

   (b) In the event of any Rule 144 Default by the Company, then, as partial relief for damages to any Holder by reason of any delay or inability to sell the Registrable Securities (which remedy shall not be exclusive of any other remedies available at law or in equity), (i) the Conversion Price relating to the Preferred Shares as set forth herein shall be reduced by five (5%) percent for each aggregate thirty (30) day period (or pro rated amounts thereof for partial thirty (30) day periods) that the Holder is delayed from selling, or unable to sell, Registrable Securities under Rule 144 due to (A) the Company's failure to promptly provide the requisite legal opinion as provided in Section
3.19 of the Registration Rights Agreement, or (B) the Company's failure to comply with the filing and other requirements under Rule 144 necessary to make such Rule available to the Holders and (ii) the number of Conversion Shares issuable upon conversion of the Preferred Shares shall be increased to a number determined by multiplying the number of applicable Conversion Shares immediately prior to the applicable Conversion Price reduction hereunder by a fraction, the numerator of which shall be the Conversion Price in effect that would have been issued had the Preferred Shares been converted immediately prior to the applicable Conversion Price reduction hereunder and the denominator of which shall be the Conversion Price so reduced; provided, however, that upon the first Rule 144 Default (which means a Rule 144 Default with regard to either the Conversion Shares and/or the shares of Common Stock issuable upon exercise of the Warrants), the Company shall have up to a thirty
(30) consecutive day period to cure such Rule 144 Default without incurring the above damage payments and if after such thirty (30) day period expires the Rule 144 Default has not been cured, the above described damage payments shall apply and be applied retroactively to the first day of such Rule 144 Default; provided, further, that the Company shall not have any right to a cure period of a Rule 144 Default other than the first Rule 144 Default. Notwithstanding the foregoing, so long as the Company is in a Registration Statement Default, the Conversion Price and the number of Conversion Shares issuable upon conversion of the Preferred Shares shall not be adjusted due to a Rule 144 Default. The capitalized terms used in this Section 12(b) but not defined herein shall have the meanings given such terms in the Registration Rights Agreement.

   (13) Holders' Right to Require Redemption.

   (a) If at any time and from time to time on or after the second (2nd) anniversary of the date of the Original Issuance Date (the "2nd Anniversary Date"), and on or prior to the date no later than five (5) days following the third (3rd) anniversary of the date of the Original Issuance Date (the "3rd Anniversary"), the Company receives a written request from holders owning not less than ten (10%) percent of the then outstanding Preferred Shares (the "Redemption Request"), the Company shall no later than sixty (60) days following the date of such Redemption Request, redeem all, or such less portion as the Redemption Request shall so indicate, of the Preferred Shares requested to be redeemed in the Redemption Request at a redemption price equal to the Stated Value (as adjusted) plus all dividends, if any, which have accrued or are payable under Section 8 hereof, but have not been paid in cash and received by the holders of the Preferred Shares (collectively, the "Redemption Price"); provided, however, that the Company shall not be required to redeem any Preferred Shares unless the total number of Preferred Shares requested to be redeemed in the Redemption Request equals no less than ten (10%) percent of the aggregate number of Preferred Shares issued in the Offering (the "10% Number"), except that the Company will be required to make a final redemption (the "Final Redemption"), of outstanding Preferred Shares even if such number of Preferred Shares requested to be redeemed is less than the 10% Number if after the last redemption of Preferred Shares immediately prior to the proposed Final Redemption the aggregate number of Preferred Shares outstanding was less than the 10% Number. In lieu of paying the Redemption Price in cash, the Company may elect to pay the Redemption Price in Redemption Shares (as defined below) by converting (the "Redemption Conversion Option"), the Preferred Shares subject to a Redemption Request into the number of shares of Common Stock equal to the quotient obtained by dividing (1) the aggregate Redemption Price for such Preferred Shares by (2) the greater of (i) the average closing bid price of the Common Stock on the NSCM or NNM (or, if the Common Stock is not traded on the NSCM or NNM, the average closing bid price of the Common Stock where the Common Stock is traded or quoted), for the twenty
(20) trading days preceding (A) the 2nd Anniversary Date, if a Redemption Request is sent no later than sixty (60) days after the 2nd Anniversary Date,
(B) the last trading day of the quarter immediately preceding the quarter in which the particular Redemption Request is sent, if a Redemption Request is sent after the date sixty (60) days after the 2nd Anniversary Date but prior to the 3rd Anniversary Date, or (c) the 3rd Anniversary Date, if a Redemption Request is sent and/or received by the Company on or after the 3rd Anniversary Date (or redemption is required by the Company pursuant to the Company's Redemption Election as defined in Section 13(e) below), and (ii) $1.00 per share (the greater of (i) or (ii) being hereinafter referred to as the "Redemption Conversion Price"). As a condition precedent to the Company being able to elect to use the Redemption Conversion Option to pay the Redemption Price, all shares of Common Stock deliverable upon conversion of the Preferred Shares subject to the Redemption Request (the "Redemption Shares"), shall be "Freely Tradeable" Shares. For purposes of this Section 13, Redemption Shares shall be "Freely Tradeable" if such Redemption Shares are on the day such Redemption Shares are to be issued are (i) registered for resale under the 1933 Act pursuant to an effective registration statement or may be sold without any volume or similar restriction and/or limitation under Rule 144 pursuant to Rule 144(K) of the 1933 Act, unless the holder is an "affiliate," in which event the Redemption Shares must be able to be sold under Rule 144, and (ii) not subject to any lock-up requested by the Company or any of its underwriters and/or a placement agents. On any Redemption Date (as defined below), if either the Company does not pay the Redemption Price in cash or in the event all of the Redemption Shares the Company must issue are not Freely Tradeable (a "Redemption Default"), then the Company shall delay delivery of the Redemption Shares until it is able to deliver Freely Tradeable Redemption Shares; provided, however (i) the Redemption Conversion Price with respect to the Redemption Shares to be issued on such Redemption Date shall automatically be reduced by five (5%) percent at the end of each thirty (30) day period during which the Company does not deliver Freely Tradeable Redemption Shares (and for a pro-rata percentage for any partial thirty (30) day period), (ii) the Redemption Price with respect to the Redemption Shares to be issued on such Redemption Date shall automatically be increased by five (5%) percent at the end of each thirty (30) day period during which the Company does not deliver Freely Tradeable Redemption Shares (and for a pro-rata percentage for any partial thirty (30) day period), and (iii) the number of Redemption Shares which the Company is required to deliver in connection with the Redemption Conversion Option shall automatically be appropriately adjusted to reflect the foregoing adjustments. (collectively, the "Redemption Default Penalties"); provided, however, that upon the first Redemption Default the Company shall have up to a thirty (30) consecutive day period to cure such Redemption Default without incurring the above Redemption Default Penalties, and if after such thirty (30) day period expires the Redemption Default has not been cured, the Redemption Default Penalties shall apply and be applied retroactively to the first day of such Redemption Default; provided, further, that the Company shall not have any right to a cure period of a Redemption Default other than the first Redemption Default. The Company hereby expressly covenants and agrees to use its best efforts to (i) keep any registration statement covering any Redemption Shares effective until all Redemption Shares are sold or such Redemption Shares may be sold without any volume limitations pursuant to Rule 144(K) of the 1933 Act, and (ii) comply with all requirements of Rule 144 and Rule 144(K) of the 1933 Act to allow the holders of the Redemption Shares to sell such Redemption Shares under Rule 144 (as to affiliates) and Rule 144(K) (as to non-affiliates) of the 1933 Act.

   (b) Within ten (10) days of the receipt by the Company of the Redemption Request, the Company shall mail, first class mail, postage prepaid, written notice (the "Notice of Redemption") to each holder of record (at the close of business on the business day preceding the day on which notice is given) of Preferred Shares at the address last shown on the records of the Company for such holder or given by the holder to the Company, for the purpose of notifying such holder of the redemption to be effected. The Notice of Redemption shall specify a date (the "Redemption Date") between thirty (30) and sixty (60) days after the mailing of the Notice of Redemption (but no later than the period provided in Section 13(a) above) on which the holders of the Preferred Shares to be redeemed shall be redeemed and the place at which payment may be obtained, which shall be the principal offices of the Company or such other place as shall be mutually agreeable to the Company and the holders of not less than a majority of the Preferred Shares, as applicable. The Notice of Redemption shall call upon each holder of Preferred Shares whose Preferred Shares such holders have requested the Company to redeem, to surrender to the Company, in the manner and at the place designated, such holder's certificate or certificates representing the Preferred Shares to be redeemed.

   (c) On each Redemption Date, the Company shall pay the Redemption Price to each holder requesting redemption by cash or check to the order of the person whose name appears on the certificate or certificates of the Preferred Shares to be redeemed or by delivery of shares of Common Stock pursuant to and in accordance with Section 13(a) above in the manner and at the place designated, and thereupon each surrendered certificate shall be cancelled.

   (d) From and after each Redemption Date, unless there shall have been a default in payment of the Redemption Price, in which case all rights shall survive until so paid, all rights of the holders of Preferred Shares whose shares the holder has requested to be redeemed (except the right to receive the Redemption Price subsequent to the Redemption Date upon surrender of their certificate or certificates) shall cease with respect to such Preferred Shares so redeemed, and such Preferred Shares so redeemed shall not thereafter be transferred on the books of the Company or be deemed to be outstanding for any purpose whatsoever.

   (e) Notwithstanding anything to the contrary provided herein or elsewhere, on the 3rd Anniversary Date, the Company shall have the right to redeem all (but not less than all), of the Preferred Shares outstanding as of the 3rd Anniversary Date (the "Company's Redemption Election"). To effectuate the Company's Redemption Election, the Company shall (except as otherwise expressly provided in this Section 13), follow the redemption procedures set forth in this Section 13 as if the Company received a Redemption Request on the 3rd Anniversary Date from the holders of the then outstanding Preferred Shares; provided, however, that notwithstanding anything to the contrary provided herein or elsewhere, the Company shall have only one (1) opportunity to elect to exercise the Company's Redemption Election which as discussed above must be exercised no later than five (5) days following the 3rd Anniversary Date and the Notice of Redemption for such Company's Redemption Election must be sent by the Company to the holders of the outstanding Preferred Shares no later than five (5) days following the 3rd Anniversary Date.

   (f) Notwithstanding anything to the contrary provided herein or elsewhere, all rights of the Company and the holders of Preferred Shares to require a redemption of the then outstanding Preferred Shares shall terminate at 11:59 p.m. on the fifth (5th) day following the 3rd Anniversary Date; provided, however, that any Redemption Request received prior to such time must be honored.

   The undersigned declare under penalty of perjury that the matters set forth in the foregoing Certificate are true and correct of their own knowledge.

   Executed in San Jose, California on May    , 2001.

                                          _____________________________________
                                          Paul DePond
                                          President and Chief Executive
                                           Officer

                                          _____________________________________
                                          Gerald Rice
                                          Chief Financial Officer

                                   EXHIBIT I

                         NOTIFY TECHNOLOGY CORPORATION

                               CONVERSION NOTICE

   Reference is made to the Certificate of Determination of Preferences and Rights Series A Convertible Redeemable Preferred Stock of Notify Technology Corporation (the "Certificate of Determination"). In accordance with and pursuant to the Certificate of Determination, the undersigned hereby elects to convert the number of shares of Series A Convertible Redeemable Preferred Stock, par value $0.001 per share (the "Preferred Shares"), of Notify Technology Corporation, a California corporation (the "Company"), indicated below into shares of Common Stock, par value $0.001 per share (the "Common Stock"), of the Company, as of the date specified below.

   Date of Conversion: _________________________________________________________

   Number of Preferred Shares to be converted: _________________________________

   Stock certificate number(s) of Preferred Shares to be converted: ____________

   Please deliver the Common Stock into which the Preferred Shares are being converted to the following address:

                __________________________________________

                __________________________________________

                __________________________________________

                __________________________________________

                                   APPENDIX B

                     SUMMARY OF 1997 STOCK PLAN, AS AMENDED

   The Company's 1997 Stock Plan, as amended (the "1997 Plan") was adopted by the Board of Directors in January 1997. Including the 1,200,000 shares reserved for issuance by the Board of Directors in May 2000, a total of 2,200,000 shares of Common Stock currently are reserved for issuance under the 1997 Plan (pending shareholder approval of a 1,200,000 share increase).

   General. The purposes of the 1997 Plan are to attract and retain the best available personnel for positions of substantial responsibility with the Company, to provide additional incentive to the employees, directors and consultants of the Company and to promote the success of the Company's business. Options and stock purchase rights may be granted under the 1997 Plan. Options granted under the Plan may be either "incentive stock options," as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or nonstatutory stock options.

   Administration. The 1997 Plan may generally be administered by the Board of Directors or the Committee appointed by the Board of Directors (as applicable, the "Administrator").

   Eligibility; Limitations. Nonstatutory stock options and stock purchase rights may be granted under the 1997 Plan to employees, directors and consultants of the Company. Incentive stock options may be granted only to employees. The Administrator, in its discretion, selects the employees, directors and consultants to whom options and stock purchase rights may be granted, the time or times at which such options and stock purchase rights shall be granted, and the number of shares subject to each such grant.

   The 1997 Plan provides that no employee, director or consultant may be granted, in any fiscal year of the Company, options to purchase more than 600,000 shares of Common Stock (pending shareholder approval of an increase from 150,000 shares to 600,000 shares). Notwithstanding this limit, however, in connection with such individual's initial employment with the Company, he or she may be granted options to purchase up to an additional 50,000 shares of Common Stock.

   Terms and Conditions of Options. Each option is evidenced by a stock option agreement between the Company and the optionee, and is subject to the following additional terms and conditions:

   (a) Exercise Price. The Administrator determines the exercise price of options at the time the options are granted. The exercise price of an incentive stock option may not be less than 100% of the fair market value of the Common Stock on the date such option is granted; provided, however, the exercise price of an incentive stock option granted to a greater than 10% shareholder may not be less than 110% of the fair market value of the Common Stock on the date such option is granted. The fair market value of the Common Stock is generally determined with reference to the closing sale price for the Common Stock (or the closing bid if no sales were reported) on the last market trading day prior to the date the option is granted.

   (b) Exercise of Option; Form of Consideration. The Administrator determines when options become exercisable and may, in its discretion, accelerate the vesting of any outstanding option. Stock options granted under the 1997 Plan generally vest and become exercisable over five years. The means of payment for shares issued upon exercise of an option is specified in each option agreement. The 1997 Plan permits payment to be made by cash, check, promissory note, other shares of Common Stock of the Company (with some restrictions), cashless exercises, a reduction in the amount of any Company liability to the optionee, any other form of consideration permitted by applicable law, or any combination thereof.

   (c) Term of Option. The term of an incentive stock option may be no more than ten (10) years from the date of grant; provided that in the case of an incentive stock option granted to a greater than 10% shareholder, the term of the option may be no more than five (5) years from the date of grant. No option may be exercised after the expiration of its term.

   (d) Termination of Employment. If an optionee's employment or consulting relationship terminates for any reason (other than death or disability), the optionee may exercise his or her option within such period of time as is specified in the option agreement to the extent that the option is vested on the date of termination (but in no event later than the expiration of the term of such option as set forth in the option agreement). In the absence of a specified time in the option agreement, the option shall remain exercisable for three (3) months following the optionee's termination.

   (e) Death or Disability. If an optionee's employment or consulting relationship terminates as a result of disability, the optionee may exercise his or her option within such period of time as is specified in the option agreement (but in no event later than the expiration of the term of such option as set forth in the option agreement) to the extent that the option is vested on the date of termination. In the absence of a specified time in the option agreement, the option shall remain exercisable for twelve (12) months following the optionee's termination. If an optionee's employment or consulting relationship terminates as a result of death while the optionee is an employee or consultant, the option may be exercised by the optionee's estate or a person who acquired the right to exercise the option by bequest or inheritance within such period of time as is specified in the option agreement (but in no event later than the expiration of the term of such option as set forth in the notice of grant) to the extent that the option is vested on the date of termination. In the absence of a specified time in the option agreement, the option shall remain exercisable for twelve (12) months following the optionee's death.

   (f) Nontransferability of Options and Stock Purchase Rights. Unless otherwise determined by the Administrator, options and stock purchase rights granted under the 1997 Plan are not transferable other than by will or the laws of descent and distribution, and may be exercised during the optionee's lifetime only by the optionee.

   (g) Other Provisions. The stock option agreement may contain other terms, provisions and conditions not inconsistent with the 1997 Plan as may be determined by the Administrator.

   Stock Purchase Rights. In the case of stock purchase rights, unless the Administrator determines otherwise, the standard form of restricted stock purchase agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's employment with the Company for any reason (including death or disability). The purchase price for shares repurchased pursuant to the restricted stock purchase agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator.

   Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale. In the event that the stock of the Company changes by reason of any stock split, reverse stock split, stock dividend, combination, reclassification or other similar change in the capital structure of the Company effected without the receipt of consideration, appropriate adjustments shall be made in the number and class of shares of stock subject to the 1997 Plan, the number and class of shares of stock subject to any option or stock purchase right outstanding under the 1997 Plan, and the exercise price of any such outstanding option or stock purchase right.

   In the event of a liquidation or dissolution, any unexercised options or stock purchase rights will terminate. The Administrator may, in its discretion, provide that each optionee shall have the right to exercise all of the optionee's options and stock purchase rights, including those not otherwise exercisable, until the date ten (10) days prior to the consummation of the liquidation or dissolution.

   In connection with any merger, consolidation, acquisition of assets or like occurrence involving the Company, each outstanding option or stock purchase right shall be assumed or an equivalent option or right substituted by the successor corporation. If the successor corporation refuses to assume the options and stock purchase rights or to substitute substantially equivalent options and stock purchase rights, the optionee shall have the right to exercise the option or stock purchase right as to all of the optioned stock, including shares not otherwise exercisable. In such event, the Administrator shall notify the optionee that the option or stock purchase right is fully exercisable for fifteen (15) days from the date of such notice and that the option or stock purchase right terminates upon expiration of such period.

   Amendment and Termination of the Plan. The Board of Directors may amend, alter, suspend or terminate the 1997 Plan, or any part thereof, at any time and for any reason. However, the Company shall obtain shareholder approval for any amendment to the 1997 Plan to the extent necessary to comply with Section 162(m) and Section 422 of the Code, or any similar rule or statute. No such action by the Board of Directors or shareholders may alter or impair any option or stock purchase right previously granted under the 1997 Plan without the written consent of the optionee. Unless terminated earlier, the 1997 Plan shall terminate 10 years from the date of its approval by the shareholders or the Board of Directors of the Company, whichever is earlier.

Federal Income Tax Consequences

   Incentive Stock Options. An optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the lower of
(i) the fair market value of the shares at the date of the option exercise or
(ii) the sale price of the shares. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director, or greater than 10% shareholder of the Company. The Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

   Nonstatutory Stock Options. An optionee does not recognize any taxable income at the time he or she is granted a nonstatutory stock option. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee of the Company is subject to tax withholding by the Company. The Company is entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Upon a disposition of such shares by the optionee, any difference between the sale price and the optionee's exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period.

   Stock Purchase Rights. Stock purchase rights will generally be taxed in the same manner as nonstatutory stock options. However, restricted stock is generally purchased upon the exercise of a stock purchase right. At the time of purchase, restricted stock is subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code. As a result, the purchaser will not recognize ordinary income at the time of purchase. Instead, the purchaser will recognize ordinary income on the dates when a stock ceases to be subject to a substantial risk of forfeiture. The stock will generally cease to be subject to a substantial risk of forfeiture when it is no longer subject to the Company's right to repurchase the stock upon the purchaser's termination of employment with the Company. At such times, the purchaser will recognize ordinary income measured as the difference between the purchase price and the fair market value of the stock on the date the stock is no longer subject to a substantial risk of forfeiture.

   The purchaser may accelerate to the date of purchase his or her recognition of ordinary income, if any, and the beginning of any capital gain holding period by timely filing an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the purchase price and the fair market value of the stock on the date of purchase, and the capital gain holding period commences on such date. The ordinary income recognized by a purchaser who is an employee will be subject to tax withholding by the Company. Different rules may apply if the purchaser is also an officer, director, or greater than 10% shareholder of the Company.

   The foregoing is only a summary of the effect of federal income taxation upon optionees, holders of stock purchase rights and the Company with respect to the grant and exercise of options and stock purchase rights under the 1997 Plan. It does not purport to be complete, and does not discuss the tax consequences of the employee's or consultant's death or the provisions of the income tax laws of any municipality, state or foreign country in which the employee or consultant may reside.

                                   DETACH HERE

                                      PROXY

                          NOTIFY TECHNOLOGY CORPORATION

      CUPERTINO INN, 10889 NORTH DE ANZA BLVD., CUPERTINO, CALIFORNIA 95014
                         SPECIAL MEETING OF SHAREHOLDERS
                                  JUNE 29, 2001

     The undersigned shareholder of Notify Technology Corporation, a California corporation (the "Company"), hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement each dated June 14, 2001 and hereby appoints Gerald W. Rice and Henry P. Massey, Jr., or either of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2001 Special Meeting of Shareholders of the Company to be held on June 29, 2001 at 9:00 a.m. local time, at the Cupertino Inn, located at 10889 North De Anza Blvd., Cupertino, California 95014, and at any adjournment(s) thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BELOW, OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL VOTE FOR PROPOSALS ONE, TWO, THREE, FOUR, FIVE AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

------------------                                            ------------------
 SEE REVERSE SIDE  CONTINUED AND TO BE SIGNED ON REVERSE SIDE  SEE REVERSE SIDE
------------------                                            ------------------

                                   DETACH HERE

     Please mark
[X]  votes as in
     his example.

     TO ENSURE YOUR REPRESENTATION AT THE SPECIAL MEETING, PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT AS PROMPTLY AS POSSIBLE.

                                                                                    FOR       AGAINST      ABSTAIN

1.       To approve the proposed private placement of up to 60 units (each unit consisting of 10,000 shares of the Company's Series A Convertible
         Redeemable Preferred Stock and warrants to purchase the Company's
         Common Stock), the issuance of warrants to purchase Series A Convertible   [ ]         [ ]           [ ]
         Redeemable Preferred Stock and Common Stock to the placement agent and the issuance of a warrant to an affiliate of the placement agent to purchase up to 118,151 shares of the Company's Common Stock.

2.       To approve and ratify the Company's March 1999 private placement of
         850,000 shares of the Company's Common Stock and warrants to purchase a
         total of 1,344,444 shares of the Company's Common Stock.                   [ ]         [ ]           [ ]

3.       To approve and ratify the November 2000 private placement of 376,865
         shares of the Company's Common Stock and warrants to purchase a total      [ ]         [ ]           [ ]
         of 188,424 shares of the Company's Common Stock, including the sale of the Company's Common Stock and issuance of warrants to purchase the
         Company's Common Stock to Andrew Plevin, a director of the Company.

4.       To increase the authorized number of shares of Common Stock of the         [ ]         [ ]           [ ]
         Company from 20,000,000 to 30,000,000 shares.

5.       To amend the Company's 1997 Stock Plan to increase the number of shares
         available for grant by 1,200,000 shares, and increase the number of        [ ]         [ ]           [ ]
         shares of the Company's Common Stock that can be issued to current service providers each year from 150,000 shares to 600,000 shares.

6.       To transact such other business as may come properly before the meeting    [ ]         [ ]           [ ]
         or any postponements or adjournments thereof.

                                  MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT [ ]
                                  (This Proxy should be marked, dated, signed by the shareholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. When shares are held by joint tenants, both should sign, when signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.)

Signature:__________________ Date:___________ Signature:________________ Date:___________